UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2012 – September 30, 2013
Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard Strategic Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Strategic Equity Fund	32.23%
MSCI US Small + Mid Cap 2200 Index	29.69
Mid-Cap Core Funds Average	27.58
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Equity Fund	$21.02	$27.34	$0.350	$0.000

1

Chairman’s Letter

Dear Shareholder,

Sluggish but sustained growth in the U.S. economy was enough to lift investor sentiment and push the broad stock market significantly higher during the fiscal year ended September 30, 2013. Small- and mid-capitalization stocks, the focus of Vanguard Strategic Equity Fund, gained even more than their large-cap counterparts as investors looked to these riskier investments for potentially greater returns.

The Strategic Equity Fund returned a very strong 32.23% for the 12 months, with all ten sectors posting double-digit gains. The fund’s result was more than two percentage points higher than the return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and more than four percentage points higher than the average return of its peer funds. Much of the outperformance came from the fund’s holdings in the industrial sector, although telecommunication services and health care made strong contributions as well.

Note: If you hold shares in a taxable account, you may wish to review the table of after-tax returns for the fiscal year, based on the highest federal income tax bracket, later in this report.

Stocks dodged obstacles to produce strong gains

Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy

2

delivered only modest growth over the fiscal year, but investors’ appetite for stocks seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative despite September’s bounce

Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which posted declines for the year. In

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

September, however, bonds trimmed their losses after the Fed said it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

Industrials gave an outsized boost to 12-month performance

Like other funds that employ a quantitative investment strategy, Vanguard Strategic Equity Fund relies on a computer model to drive its stock selection process. What that model is looking for as it scans the mid- and small-cap segment of the U.S. market reflects the convictions of your fund’s advisor, Vanguard Equity Investment Group, about which characteristics of a stock are most predictive of future outperformance. Specifically, the fund’s model tries to identify companies with attractive valuations, positive earnings momentum, and strong balance sheets. At the same time, it tries not to stray

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.29%	1.23%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Mid-Cap Core Funds.

4

very far from the sector weightings of the benchmark. That process resulted in the fund’s holding about 440 stocks at the end of the fiscal year, compared with about 2,170 in its benchmark.

The advisor’s quantitative analysis proved particularly successful among industrial stocks, which accounted for roughly half of the fund’s advantage over the index. Airline holdings were among the top performers. There has been some consolidation in the industry leading to fuller flights, less intense competition, and higher ticket prices, all meaning opportunity for higher profit margins. Manufacturers of construction and industrial machinery stood out as well in this sector.

The telecommunication services sector represents a very small portion of the mid- and small-cap market, but strong gains for a few service providers nevertheless gave a significant boost to the fund’s return versus its benchmark.

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Strategic Equity Fund	9.12%
MSCI US Small + Mid Cap 2200 Index	10.77
Mid-Cap Core Funds Average	9.20
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

6

In addition, the advisor found pockets of success among biopharmaceuticals, food and drug retailers, and computer storage and software companies.

Stock selection was less successful in materials, utilities, and, especially, energy. Some of the fund’s holdings in the oil and gas drilling segment did well, and avoiding coal stocks also helped. However, disappointments among oil and gas refiners and some companies involved in exploration and production caused the fund to lag its benchmark in this sector.

A challenging decade for quantitative funds

As all seasoned investors can tell you, any given investment strategy tends to work better under some market conditions than others. Quantitative funds in general struggled during the financial crisis, when the stock market dropped sharply across the board, and then post-crisis, when the overall market rebounded. That’s not surprising, as the advisors of quantitative funds use computer models to identify individual stocks that they believe are likely to perform better than their peers over time. This strategy has worked better in recent years, when stocks have generally moved less in lock-step with one another as investors focused more closely on the merits of individual companies.

So although the fund has outpaced both its benchmark and the average return of peer funds in each of the last three fiscal years, its average annual return over the past decade has lagged that of the index, 9.12% to 10.77%. The fund was just a step behind the 9.20% average for its peer group, which includes actively managed funds that do not use a quantitative approach.

Staying out of the rough by staying the course

Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and, by remaining in the stock market, you will be able to participate when stocks begin to recover.

The benefit of staying the course was confirmed in a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

7

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012 at vanguard.com/research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2013

8

Advisor’s Report

For the fiscal year ended September 30, 2013, Vanguard Strategic Equity Fund rewarded investors with a total return of 32.23%, outperforming its benchmark by 2.54 percentage points. While the broad U.S. equity market delivered a robust return above 20%, small-capitalization stocks outpaced larger-cap equities by around 10 percentage points. The U.S. equity market provided returns similar to those from other developed countries; emerging-market returns were basically flat.

The gains within our benchmark index were broad-based, coming from all ten sectors. Results were best in industrials, consumer discretionary, and consumer staples. The utilities and materials sectors were the laggards for the period, although their returns were positive.

Investors seemed to gain confidence at the start of the fiscal year as economic data around the world continued to improve, albeit at a snail’s pace. Here in the United States, the housing market continued its recovery, the unemployment rate slowly decreased, corporate balance sheets were strong, and profits held up. And the longer-term economic outlook was one of cautious optimism, with GDP growth expected to accelerate in 2014 and 2015.

More recently, however, macroeconomic events grabbed the headlines, which translated into greater market volatility. The Federal Reserve’s mixed signals on tapering its quantitative easing program, a jump in interest rates, and the budget deadlock between Congress and the White House that threatened to shut down the federal government (and did so on October 1) left investors guessing about the market’s prospects for the near term.

Although such dramas influence stock performance in the short term, we believe that long-term investing requires a focus on the underlying factors that influence companies’ growth.

Our investment approach is not unlike that of traditional fundamental managers, in that we employ a combination of valuation and other basic measures in assessing stocks. However, we do this through a strict quantitative process that compares all the stocks in our investment universe to highlight those with the potential to outperform the rest over the long run.

As we construct a portfolio based on the results from our model, we seek to minimize deviations from the benchmark’s characteristics in areas where we think there would be no reward. We believe that this metrics-focused process enables us to take advantage of inefficiencies in the market caused by biases in investor behavior.

9

Our model’s effectiveness across sectors was pleasing over the fiscal year, as our stock selection produced above-benchmark gains in seven of the ten sectors. The strongest relative results came from selection in industrials, telecommunication services, and health care. Selection results were negative in materials, utilities, and energy.

At the individual stock level, the largest contributors were overweight positions in Delta Air Lines, Virgin Media, Western Digital, and Rite Aid. In addition, we benefited in relative terms from underweighting or avoiding poorly performing stocks such as American Capital Agency and Royal Gold.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Energy XXI, CF Industries, and IAC/InterActiveCorp detracted from performance. Also, underweighting certain companies that our model’s metrics did not highlight, such as Netflix and Tesla Motors, reduced our outperformance relative to our benchmark.

Overall, the increased volatility we have seen in the markets is not surprising, considering how quickly stocks had been rising domestically and internationally. Markets will always be subject to fluctuations brought on by new headline risks. We find that often there is too much focus on these typical market gyrations, the latest economic news, and short-term performance, and not enough on the fundamental principles that give investors the best chance of success.

Strategies such as ours shift the focus back to fundamentals by seeking to capture the spread between undervalued and overvalued stocks, which we believe will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part of a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 18, 2013

10

Strategic Equity Fund

Fund Profile
As of September 30, 2013

Portfolio Characteristics
		MSCI US
		Small +	DJ U.S
		Mid Cap	Total
		2200	Market
	Fund	Index	FA Index
Number of Stocks	437	2,172	3,636
Median Market Cap	$4.4B	$5.2B	$40.2B
Price/Earnings Ratio	19.2x	26.1x	19.5x
Price/Book Ratio	2.6x	2.4x	2.5x
Return on Equity	11.6%	11.4%	16.5%
Earnings Growth Rate	15.1%	11.1%	11.1%
Dividend Yield	1.5%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	64%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.20%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ U.S.
		Small +	Total
		Mid Cap	Market
		2200	FA
	Fund	Index	Index
Consumer Discretionary	16.0%	16.9%	13.3%
Consumer Staples	5.3	4.4	8.7
Energy	6.0	6.6	9.6
Financials	19.7	20.0	17.3
Health Care	11.4	11.3	12.6
Industrials	14.8	14.3	11.4
Information Technology	16.0	15.4	17.9
Materials	5.8	5.8	3.8
Telecommunication
Services	0.3	0.8	2.2
Utilities	4.7	4.5	3.2

Volatility Measures
	MSCI US
	Small +
	Mid Cap	DJ U.S.
	2200	Total Market
	Index	FA Index
R-Squared	0.98	0.94
Beta	1.04	1.22
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Delta Air Lines Inc.	Airlines	1.2%
O'Reilly Automotive Inc.	Automotive Retail	1.1
Fidelity National	Data Processing &
Information Services Inc. Outsourced Services		1.0
Western Digital Corp.	Computer Storage &
	Peripherals	1.0
Seagate Technology plc	Computer Storage &
	Peripherals	1.0
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.9
ResMed Inc.	Health Care
	Equipment	0.9
Core Laboratories NV	Oil & Gas Equipment
	& Services	0.9
Mylan Inc.	Pharmaceuticals	0.9
Omnicare Inc.	Health Care Services	0.9
Top Ten		9.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratio was 0.28%.

11

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Equity Fund*	32.23%	12.37%	9.12%	$23,940
	MSCI US Small + Mid Cap 2200
••••••••	Index	29.69	13.31	10.77	27,810
– – – –	Mid-Cap Core Funds Average	27.58	11.59	9.20	24,113
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	8.32	22,235
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

13

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (15.9%)
*	O’Reilly Automotive Inc.	349,300	44,567
	Domino’s Pizza Inc.	498,520	33,874
	Gannett Co. Inc.	1,114,500	29,857
	GameStop Corp. Class A	570,900	28,345
	Dillard’s Inc. Class A	337,170	26,400
	Buckle Inc.	445,000	24,052
	PetSmart Inc.	287,800	21,948
	Brinker International Inc.	516,950	20,952
^	Sturm Ruger & Co. Inc.	299,800	18,776
	Hanesbrands Inc.	262,800	16,375
*	Conn’s Inc.	283,900	14,206
*,^	Smith & Wesson
	Holding Corp.	1,284,100	14,112
*	Tenneco Inc.	277,995	14,039
	Wyndham Worldwide Corp.	226,100	13,785
*	Starz	472,900	13,303
	Hasbro Inc.	268,000	12,633
	Polaris Industries Inc.	92,482	11,947
	Foot Locker Inc.	340,000	11,540
*	Grand Canyon
	Education Inc.	256,000	10,312
*	Jack in the Box Inc.	255,500	10,220
	Thor Industries Inc.	172,100	9,989
*	Outerwall Inc.	197,990	9,897
	PulteGroup Inc.	598,500	9,875
*,^	Hovnanian Enterprises
	Inc. Class A	1,880,200	9,833
*	Cabela’s Inc.	150,300	9,473
	Brown Shoe Co. Inc.	401,600	9,426
	Starwood Hotels &
	Resorts Worldwide Inc.	141,200	9,383
*	Goodyear Tire &
	Rubber Co.	409,700	9,198
*	ANN Inc.	253,400	9,178
	Best Buy Co. Inc.	242,500	9,094
	Whirlpool Corp.	59,800	8,757
	Dana Holding Corp.	373,000	8,519

	Cheesecake Factory Inc.	185,500	8,153
*	TRW Automotive
	Holdings Corp.	106,400	7,587
*	Charter Communications
	Inc. Class A	55,800	7,520
	Newell Rubbermaid Inc.	261,600	7,194
	Brunswick Corp.	177,100	7,068
	Genuine Parts Co.	85,000	6,876
*	LeapFrog Enterprises Inc.	702,400	6,617
	Lear Corp.	86,400	6,184
	Delphi Automotive plc	99,000	5,784
*	Red Robin Gourmet
	Burgers Inc.	81,100	5,766
	Service Corp. International	302,600	5,634
	Abercrombie & Fitch Co.	154,800	5,475
	H&R Block Inc.	200,900	5,356
	Cracker Barrel Old
	Country Store Inc.	50,400	5,203
*	Bloomin’ Brands Inc.	217,100	5,126
*	MGM Resorts International	244,500	4,998
*	AMC Networks Inc. Class A	68,200	4,670
	Regal Entertainment Group
	Class A	234,400	4,449
	Tupperware Brands Corp.	48,800	4,215
*	Visteon Corp.	52,600	3,979
	Rent-A-Center Inc.	103,400	3,940
	Leggett & Platt Inc.	118,200	3,564
*	Overstock.com Inc.	113,800	3,376
	Meredith Corp.	68,200	3,248
	Mattel Inc.	76,800	3,215
*	News Corp. Class A	196,700	3,159
	BorgWarner Inc.	29,900	3,032
*	Fossil Group Inc.	24,600	2,859
*	Bally Technologies Inc.	36,300	2,616
*	Lamar Advertising Co.
	Class A	53,300	2,507
*	Liberty Interactive Corp.
	Class A	104,300	2,448
*	Lumber Liquidators
	Holdings Inc.	22,100	2,357

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	International Game
	Technology	115,000	2,177
*	Madison Square
	Garden Co. Class A	37,400	2,172
	Gentex Corp.	84,400	2,160
	Washington Post Co.
	Class B	3,500	2,140
*	Tower International Inc.	102,600	2,051
	NACCO Industries Inc.
	Class A	34,000	1,884
*	Journal Communications
	Inc. Class A	215,261	1,840
*	Marriott Vacations
	Worldwide Corp.	41,500	1,826
	OfficeMax Inc.	69,750	892
			675,182
Consumer Staples (5.3%)
	JM Smucker Co.	338,200	35,525
	Ingredion Inc.	328,600	21,743
*	Rite Aid Corp.	3,880,900	18,473
	Clorox Co.	193,200	15,788
	Dean Foods Co.	761,852	14,704
	Tyson Foods Inc. Class A	436,100	12,333
	Energizer Holdings Inc.	134,900	12,296
*	SUPERVALU Inc.	1,331,700	10,960
	Herbalife Ltd.	143,178	9,990
	Coca-Cola Enterprises Inc.	246,700	9,920
	Lancaster Colony Corp.	108,519	8,496
	Universal Corp.	157,800	8,037
	Nu Skin Enterprises Inc.
	Class A	80,300	7,688
	Sanderson Farms Inc.	116,800	7,620
*	Green Mountain Coffee
	Roasters Inc.	88,400	6,659
*	USANA Health
	Sciences Inc.	65,700	5,702
*	Pilgrim’s Pride Corp.	299,200	5,024
	Molson Coors Brewing
	Co. Class B	80,600	4,040
	Safeway Inc.	125,300	4,008
	Dr Pepper Snapple
	Group Inc.	84,700	3,796
*	WhiteWave Foods Co.
	Class A	154,906	3,093
			225,895
Energy (6.0%)
^	Core Laboratories NV	224,800	38,038
	Helmerich & Payne Inc.	501,192	34,557
^	Western Refining Inc.	841,400	25,276
	Cabot Oil & Gas Corp.	572,800	21,377
*	Ultra Petroleum Corp.	875,100	18,001
	Delek US Holdings Inc.	595,000	12,548
	HollyFrontier Corp.	284,100	11,963
*	Exterran Holdings Inc.	393,800	10,857

*	Stone Energy Corp.	323,212	10,482
*	EPL Oil & Gas Inc.	280,200	10,398
	CVR Energy Inc.	208,400	8,028
	Cimarex Energy Co.	75,000	7,230
*	Denbury Resources Inc.	369,800	6,808
	EXCO Resources Inc.	799,900	5,391
	Bristow Group Inc.	57,500	4,184
*	Matador Resources Co.	238,400	3,893
*	Hornbeck Offshore
	Services Inc.	52,900	3,039
	Oceaneering
	International Inc.	37,000	3,006
*	Oasis Petroleum Inc.	55,000	2,702
^	PBF Energy Inc. Class A	111,800	2,510
*	Hercules Offshore Inc.	326,000	2,403
	SM Energy Co.	28,700	2,215
	Alon USA Energy Inc.	204,900	2,092
	RPC Inc.	129,400	2,002
	Diamond Offshore
	Drilling Inc.	29,300	1,826
	Patterson-UTI Energy Inc.	78,200	1,672
	Berry Petroleum Co.
	Class A	18,800	811
			253,309
Financials (19.6%)
	Huntington
	Bancshares Inc.	4,332,800	35,789
	Torchmark Corp.	443,795	32,109
	Regions Financial Corp.	3,239,100	29,994
	KeyCorp	2,599,930	29,639
	Discover Financial
	Services	569,925	28,804
*	Portfolio Recovery
	Associates Inc.	455,000	27,273
*	World Acceptance Corp.	257,019	23,111
	Comerica Inc.	572,300	22,497
	XL Group plc Class A	729,400	22,480
*	Arch Capital Group Ltd.	409,826	22,184
	Host Hotels &
	Resorts Inc.	1,142,900	20,195
	Moody’s Corp.	261,900	18,419
	East West Bancorp Inc.	540,100	17,256
	Plum Creek
	Timber Co. Inc.	363,200	17,009
	Protective Life Corp.	378,900	16,122
	Kimco Realty Corp.	759,500	15,327
	Extra Space Storage Inc.	313,540	14,344
	Corrections Corp. of
	America	408,532	14,115
	Platinum Underwriters
	Holdings Ltd.	231,400	13,822
	Allied World Assurance
	Co. Holdings AG	135,200	13,438
	PartnerRe Ltd.	141,000	12,907

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Retail Properties of
	America Inc.	900,500	12,382
*	Popular Inc.	459,300	12,047
	Geo Group Inc.	357,100	11,874
	Omega Healthcare
	Investors Inc.	388,900	11,616
	Sunstone Hotel
	Investors Inc.	881,000	11,224
	Weingarten Realty
	Investors	374,500	10,984
	National Retail
	Properties Inc.	340,000	10,819
	EPR Properties	215,200	10,489
^	Lexington Realty Trust	912,700	10,250
	Brandywine Realty Trust	757,032	9,978
*	Credit Acceptance Corp.	89,022	9,865
	Regency Centers Corp.	202,700	9,801
	Everest Re Group Ltd.	67,000	9,742
	Apartment Investment &
	Management Co. Class A	338,700	9,463
	Pennsylvania REIT	482,400	9,021
	American Financial
	Group Inc.	164,689	8,903
	Medical Properties
	Trust Inc.	683,200	8,315
	Ryman Hospitality
	Properties Inc.	240,500	8,300
	Post Properties Inc.	181,700	8,180
	Lincoln National Corp.	187,000	7,852
	Nelnet Inc. Class A	203,912	7,840
	Unum Group	256,300	7,802
	Associated Banc-Corp	464,200	7,190
	Primerica Inc.	166,100	6,700
*	Howard Hughes Corp.	58,800	6,607
	Montpelier Re
	Holdings Ltd.	244,300	6,364
	HCC Insurance
	Holdings Inc.	140,200	6,144
	CoreSite Realty Corp.	164,300	5,576
	Umpqua Holdings Corp.	338,000	5,482
*	St. Joe Co.	243,900	4,785
	Provident Financial
	Services Inc.	293,425	4,756
	Washington Federal Inc.	225,400	4,661
	RLJ Lodging Trust	196,100	4,606
	Sovran Self Storage Inc.	59,800	4,526
	Cathay General Bancorp	185,510	4,335
	Realty Income Corp.	105,600	4,198
	Susquehanna
	Bancshares Inc.	324,800	4,076
	CNO Financial Group Inc.	277,200	3,992
	Axis Capital Holdings Ltd.	91,400	3,959
	StanCorp Financial
	Group Inc.	65,800	3,620
	Inland Real Estate Corp.	342,300	3,502

	PrivateBancorp Inc.	152,500	3,263
	RenaissanceRe
	Holdings Ltd.	35,500	3,214
	Home Properties Inc.	55,500	3,205
	Principal Financial Group Inc.	70,900	3,036
	Zions Bancorporation	103,800	2,846
	UDR Inc.	120,000	2,844
	CBOE Holdings Inc.	61,900	2,800
	Stewart Information
	Services Corp.	77,400	2,476
	Spirit Realty Capital Inc.	259,600	2,383
	Flagstar Bancorp Inc.	157,100	2,319
	Webster Financial Corp.	90,500	2,310
	Ramco-Gershenson
	Properties Trust	148,300	2,285
	Federated Investors Inc.
	Class B	83,100	2,257
	Sabra Health Care REIT Inc.	97,500	2,243
	Apollo Residential
	Mortgage Inc.	153,400	2,238
	MB Financial Inc.	78,700	2,222
*	First Cash Financial
	Services Inc.	37,300	2,162
	Highwoods Properties Inc.	61,000	2,154
	STAG Industrial Inc.	104,300	2,099
	First Niagara Financial
	Group Inc.	201,000	2,084
	Hancock Holding Co.	64,400	2,021
*	MSCI Inc. Class A	50,000	2,013
	Home Loan Servicing
	Solutions Ltd.	90,900	2,001
	Equity Lifestyle
	Properties Inc.	57,200	1,955
	BioMed Realty Trust Inc.	104,700	1,946
	First Horizon National Corp.	169,900	1,867
	Douglas Emmett Inc.	78,900	1,852
	Aspen Insurance
	Holdings Ltd.	49,700	1,804
	Oritani Financial Corp.	94,900	1,562
	Bancfirst Corp.	25,783	1,394
	Republic Bancorp Inc.
	Class A	50,311	1,386
	MFA Financial Inc.	92,300	688
	American Capital
	Agency Corp.	21,300	481
			830,070
Health Care (11.4%)
^	ResMed Inc.	740,783	39,128
*	Mylan Inc.	986,300	37,647
	Omnicare Inc.	672,100	37,302
	AmerisourceBergen Corp.
	Class A	434,504	26,548
*	Cyberonics Inc.	370,500	18,799
*	Endo Health Solutions Inc.	408,300	18,553
*	Isis Pharmaceuticals Inc.	486,200	18,252

16

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Celldex Therapeutics Inc.	475,600	16,850
*	Thoratec Corp.	400,200	14,923
*	Covance Inc.	172,600	14,923
*	Magellan Health
	Services Inc.	237,100	14,217
*	Charles River Laboratories
	International Inc.	286,100	13,235
	West Pharmaceutical
	Services Inc.	313,600	12,905
*	Sirona Dental Systems Inc.	171,600	11,485
*	Boston Scientific Corp.	925,000	10,859
^	PDL BioPharma Inc.	1,344,400	10,715
*	PAREXEL
	International Corp.	202,200	10,156
*	Centene Corp.	130,300	8,334
*	Santarus Inc.	368,800	8,324
*	Seattle Genetics Inc.	184,900	8,104
*	Brookdale Senior Living Inc.
	Class A	304,700	8,014
*	United Therapeutics Corp.	95,600	7,538
*	CareFusion Corp.	191,100	7,052
*,^	Myriad Genetics Inc.	298,600	7,017
*	NPS Pharmaceuticals Inc.	218,700	6,957
*	Bruker Corp.	323,400	6,678
^	Chemed Corp.	88,700	6,342
*	Salix Pharmaceuticals Ltd.	79,200	5,297
*,^	Bio-Reference Labs Inc.	170,700	5,101
*	Quintiles Transnational
	Holdings Inc.	107,100	4,807
*	Life Technologies Corp.	61,200	4,580
*	Medicines Co.	125,675	4,213
*	Mettler-Toledo
	International Inc.	16,300	3,913
*	Vertex Pharmaceuticals Inc.	49,400	3,746
*	Molina Healthcare Inc.	94,000	3,346
	Universal Health
	Services Inc. Class B	44,000	3,300
*,^	Arena Pharmaceuticals Inc.	621,200	3,274
*	Nektar Therapeutics	302,900	3,165
*	Alkermes plc	92,900	3,123
*	Henry Schein Inc.	30,000	3,111
	Warner Chilcott plc Class A	132,100	3,018
	Ensign Group Inc.	67,000	2,754
*	MedAssets Inc.	97,900	2,489
*	Align Technology Inc.	48,800	2,348
*	VCA Antech Inc.	85,400	2,345
	HealthSouth Corp.	68,260	2,354
	Select Medical
	Holdings Corp.	279,300	2,254
*	Health Management
	Associates Inc. Class A	162,800	2,084
*	Health Net Inc.	64,500	2,045
*	Cubist Pharmaceuticals Inc.	31,800	2,021
	Questcor
	Pharmaceuticals Inc.	30,500	1,769

*	Auxilium
	Pharmaceuticals Inc.	92,500	1,686
*	Gentiva Health
	Services Inc.	104,400	1,257
*	SurModics Inc.	30,200	718
			480,975
Industrials (14.7%)
	Delta Air Lines Inc.	2,180,400	51,436
	Dun & Bradstreet Corp.	341,300	35,444
	L-3 Communications
	Holdings Inc.	356,700	33,708
	Huntington Ingalls
	Industries Inc.	478,000	32,217
	Cintas Corp.	568,900	29,128
*	US Airways Group Inc.	1,507,900	28,590
	EnerSys Inc.	448,557	27,196
	Trinity Industries Inc.	577,500	26,190
	AO Smith Corp.	568,200	25,683
	Towers Watson & Co.
	Class A	205,100	21,937
	Flowserve Corp.	340,800	21,262
	Alaska Air Group Inc.	319,490	20,006
*	USG Corp.	679,300	19,414
	Alliant Techsystems Inc.	151,700	14,800
	Rockwell Collins Inc.	177,700	12,059
	Lincoln Electric
	Holdings Inc.	163,600	10,899
	Hyster-Yale Materials
	Handling Inc.	105,600	9,469
	Deluxe Corp.	223,013	9,291
	Fortune Brands Home &
	Security Inc.	213,400	8,884
	Steelcase Inc. Class A	518,400	8,616
	AMERCO	45,740	8,422
*	Taser International Inc.	553,000	8,245
	Masco Corp.	378,900	8,063
	Robert Half
	International Inc.	179,300	6,998
*	AECOM Technology Corp.	218,900	6,845
	Southwest Airlines Co.	463,600	6,750
	Nielsen Holdings NV	184,700	6,732
	Toro Co.	119,200	6,478
	ITT Corp.	179,300	6,446
*	Hertz Global Holdings Inc.	274,000	6,072
	Equifax Inc.	94,600	5,662
*	Oshkosh Corp.	114,600	5,613
	Exelis Inc.	330,500	5,192
*	B/E Aerospace Inc.	66,800	4,931
*	Hexcel Corp.	125,400	4,865
	Generac Holdings Inc.	114,100	4,865
	Standex International Corp.	76,450	4,541
	Lennox International Inc.	55,000	4,139
	Pall Corp.	51,500	3,968
	Manpowergroup Inc.	53,400	3,884
*	MRC Global Inc.	141,900	3,803

17

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	RR Donnelley & Sons Co.	230,000	3,634
	Mueller Water
	Products Inc. Class A	446,500	3,568
*	Trex Co. Inc.	68,700	3,403
	AGCO Corp.	55,000	3,323
	Manitowoc Co. Inc.	156,800	3,070
	GATX Corp.	61,400	2,918
*	Jacobs Engineering
	Group Inc.	49,000	2,851
	Mueller Industries Inc.	48,800	2,717
*	Spirit Airlines Inc.	75,000	2,570
	ADT Corp.	63,200	2,570
	IDEX Corp.	36,700	2,395
*	Saia Inc.	76,050	2,371
*	United Rentals Inc.	40,600	2,367
	Crane Co.	37,900	2,337
	Apogee Enterprises Inc.	78,600	2,333
*	Terex Corp.	67,700	2,275
	Mine Safety Appliances Co.	40,500	2,090
	Brink’s Co.	70,800	2,004
	Ryder System Inc.	32,900	1,964
	G&K Services Inc. Class A	31,100	1,878
	Valmont Industries Inc.	13,000	1,806
			623,187
Information Technology (15.9%)
	Fidelity National
	Information Services Inc.	918,200	42,641
	Western Digital Corp.	668,000	42,351
	Seagate Technology plc	953,750	41,717
*	Alliance Data Systems Corp.	189,800	40,137
*	Gartner Inc.	578,791	34,727
*,^	SunPower Corp. Class A	1,260,700	32,980
	LSI Corp.	4,211,600	32,935
*	Anixter International Inc.	372,508	32,654
*	Micron Technology Inc.	1,696,100	29,631
*	CACI International Inc.
	Class A	349,000	24,119
	Maxim Integrated
	Products Inc.	748,850	22,316
*	CommVault Systems Inc.	225,700	19,823
*	CoreLogic Inc.	626,000	16,933
	Jack Henry &
	Associates Inc.	307,200	15,855
*	Manhattan Associates Inc.	145,300	13,869
*	LinkedIn Corp. Class A	54,000	13,287
	SanDisk Corp.	194,100	11,551
	Avnet Inc.	269,100	11,224
	Heartland Payment
	Systems Inc.	268,500	10,665
	MAXIMUS Inc.	227,080	10,228
*	Tech Data Corp.	198,900	9,927
*	Freescale
	Semiconductor Ltd.	577,000	9,607
	Broadridge Financial
	Solutions Inc.	301,000	9,557

*	Electronics For Imaging Inc.	282,100	8,937
*	Fiserv Inc.	87,000	8,791
*	Brocade Communications
	Systems Inc.	1,031,700	8,305
*,^	Advanced Micro
	Devices Inc.	2,126,635	8,081
	DST Systems Inc.	103,230	7,785
	Computer Sciences Corp.	147,700	7,642
*	Electronic Arts Inc.	287,500	7,346
*	Aspen Technology Inc.	203,000	7,014
*	SYNNEX Corp.	113,274	6,961
*	Ingram Micro Inc.	299,500	6,903
	AOL Inc.	196,900	6,809
*	Acxiom Corp.	223,200	6,337
*	ValueClick Inc.	291,200	6,071
*	Kulicke & Soffa
	Industries Inc.	456,000	5,267
*	Unisys Corp.	205,900	5,187
*	Advanced Energy
	Industries Inc.	276,100	4,837
*	ON Semiconductor Corp.	500,000	3,650
*	RF Micro Devices Inc.	630,100	3,554
	Mentor Graphics Corp.	150,000	3,505
	Harris Corp.	53,900	3,196
*	Ciena Corp.	117,000	2,923
*,^	Angie’s List Inc.	111,000	2,497
*	Vantiv Inc. Class A	86,600	2,420
	KLA-Tencor Corp.	39,100	2,379
*	Rambus Inc.	249,300	2,343
	Lexmark International Inc.
	Class A	67,600	2,231
*	NeuStar Inc. Class A	41,200	2,039
	Lender Processing
	Services Inc.	59,400	1,976
*	Zebra Technologies Corp.	40,700	1,853
			675,573
Materials (5.8%)
	CF Industries Holdings Inc.	170,200	35,883
	Valspar Corp.	389,900	24,731
	Eastman Chemical Co.	262,486	20,448
	Westlake Chemical Corp.	165,386	17,309
	Packaging Corp. of America	260,200	14,855
	Avery Dennison Corp.	333,800	14,527
	Schweitzer-Mauduit
	International Inc.	237,278	14,363
*	Owens-Illinois Inc.	397,000	11,918
*	WR Grace & Co.	121,800	10,645
*	Graphic Packaging
	Holding Co.	1,154,119	9,879
	NewMarket Corp.	32,822	9,450
	Rock Tenn Co. Class A	83,900	8,497
	KapStone Paper and
	Packaging Corp.	154,800	6,626
	Worthington Industries Inc.	120,800	4,159
	Neenah Paper Inc.	93,600	3,679

18

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Headwaters Inc.	385,300	3,464
*	Louisiana-Pacific Corp.	190,800	3,356
	International Flavors &
	Fragrances Inc.	36,600	3,012
	Minerals Technologies Inc.	59,300	2,928
	Cytec Industries Inc.	35,700	2,905
*	Chemtura Corp.	125,500	2,885
	Kaiser Aluminum Corp.	36,600	2,608
*	Calgon Carbon Corp.	129,200	2,454
	American Vanguard Corp.	91,100	2,452
	Sealed Air Corp.	81,700	2,221
	Sonoco Products Co.	54,000	2,103
	Steel Dynamics Inc.	121,500	2,030
*	Berry Plastics Group Inc.	100,200	2,001
	Bemis Co. Inc.	48,200	1,880
			243,268
Telecommunication Services (0.3%)
	Frontier
	Communications Corp.	2,589,700	10,799
	Telephone & Data
	Systems Inc.	73,300	2,166
			12,965
Utilities (4.7%)
	Ameren Corp.	846,800	29,503
	Pinnacle West Capital Corp.	413,500	22,635
	DTE Energy Co.	298,050	19,665
	Portland General
	Electric Co.	687,500	19,408
	AES Corp.	1,136,300	15,101
	Southwest Gas Corp.	271,640	13,582
	CMS Energy Corp.	421,100	11,083
	PNM Resources Inc.	387,735	8,775
	AGL Resources Inc.	176,300	8,115
	Black Hills Corp.	158,000	7,878
	Vectren Corp.	230,700	7,694
	CenterPoint Energy Inc.	252,400	6,050
	Wisconsin Energy Corp.	134,300	5,423
	UGI Corp.	136,400	5,337
	NV Energy Inc.	158,000	3,730
	American States Water Co.	108,000	2,977
	Westar Energy Inc.
	Class A	84,700	2,596
	Great Plains Energy Inc.	110,000	2,442
	Atmos Energy Corp.	51,700	2,202
	UNS Energy Corp.	42,900	2,000
	IDACORP Inc.	40,300	1,951
	MGE Energy Inc.	25,000	1,364
			199,511
Total Common Stocks
(Cost $3,243,805)			4,219,935

			Market
			Value
		Shares	($000)
Temporary Cash Investments (1.9%)[1]
Money Market Fund (1.9%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.112%	79,934,769	79,935

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Fannie Mae Discount
	Notes, 0.060%, 3/19/14	500	499
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.095%,
	10/4/13	500	500
[4],5	Freddie Mac Discount
	Notes, 0.095%, 11/18/13	500	500
4	Freddie Mac Discount
	Notes, 0.070%, 3/31/14	300	300
			1,799
Total Temporary Cash Investments
(Cost $81,734)			81,734
Total Investments (101.5%)
(Cost $3,325,539)			4,301,669
Other Assets and Liabilities (-1.5%)
Other Assets			6,721
Liabilities[3]			(69,380)
			(62,659)
Net Assets (100%)
Applicable to 155,068,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			4,239,010
Net Asset Value Per Share			$27.34

19

Strategic Equity Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,752,110
Undistributed Net Investment Income	32,183
Accumulated Net Realized Losses	(521,453)
Unrealized Appreciation (Depreciation)
Investment Securities	976,130
Futures Contracts	40
Net Assets	4,239,010

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $47,927,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $50,336,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	73,078
Interest[1]	45
Securities Lending	2,017
Total Income	75,140
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,248
Management and Administrative	8,457
Marketing and Distribution	542
Custodian Fees	42
Auditing Fees	28
Shareholders’ Reports	54
Trustees’ Fees and Expenses	6
Total Expenses	10,377
Net Investment Income	64,763
Realized Net Gain (Loss)
Investment Securities Sold	460,017
Futures Contracts	5,326
Realized Net Gain (Loss)	465,343
Change in Unrealized Appreciation (Depreciation)
Investment Securities	498,328
Futures Contracts	480
Change in Unrealized Appreciation (Depreciation)	498,808
Net Increase (Decrease) in Net Assets Resulting from Operations	1,028,914
1 Interest income from an affiliated company of the fund was $43,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,763	39,685
Realized Net Gain (Loss)	465,343	293,306
Change in Unrealized Appreciation (Depreciation)	498,808	477,419
Net Increase (Decrease) in Net Assets Resulting from Operations	1,028,914	810,410
Distributions
Net Investment Income	(52,913)	(32,559)
Realized Capital Gain	—	—
Total Distributions	(52,913)	(32,559)
Capital Share Transactions
Issued	451,413	237,519
Issued in Lieu of Cash Distributions	49,012	30,266
Redeemed	(491,012)	(548,498)
Net Increase (Decrease) from Capital Share Transactions	9,413	(280,713)
Total Increase (Decrease)	985,414	497,138
Net Assets
Beginning of Period	3,253,596	2,756,458
End of Period[1]	4,239,010	3,253,596
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,183,000 and $20,089,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$21.02	$16.30	$16.30	$14.52	$16.42
Investment Operations
Net Investment Income	. 426[1]	.249	.210	.221	.184
Net Realized and Unrealized Gain (Loss)
on Investments	6.244	4.667	.017	1.759	(1.843)
Total from Investment Operations	6.670	4.916	. 227	1.980	(1.659)
Distributions
Dividends from Net Investment Income	(. 350)	(.196)	(. 227)	(. 200)	(. 241)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 350)	(.196)	(. 227)	(. 200)	(. 241)
Net Asset Value, End of Period	$27.34	$21.02	$16.30	$16.30	$14.52

Total Return[2]	32.23%	30.32%	1.23%	13.71%	-9.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,239	$3,254	$2,756	$3,103	$3,549
Ratio of Total Expenses to
Average Net Assets	0.28%	0.29%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.75%[1]	1.25%	1.09%	1.37%	1.47%
Portfolio Turnover Rate	64%	67%	73%	60%	60%

1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc.
in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

24

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $495,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

Strategic Equity Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,219,935	—	—
Temporary Cash Investments	79,935	1,799	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	4,299,855	1,799	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2013	84	9,000	42
E-mini S&P MidCap 400 Index	December 2013	78	9,676	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $244,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2013, had unrealized appreciation of $84,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

26

Strategic Equity Fund

For tax purposes, at September 30, 2013, the fund had $39,685,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $465,579,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $521,412,000 to offset future net capital gains through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $3,325,623,000. Net unrealized appreciation of investment securities for tax purposes was $976,046,000, consisting of unrealized gains of $1,021,216,000 on securities that had risen in value since their purchase and $45,170,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $2,380,112,000 of investment securities and sold $2,346,920,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	18,636	12,157
Issued in Lieu of Cash Distributions	2,331	1,630
Redeemed	(20,671)	(28,154)
Net Increase (Decrease) in Shares Outstanding	296	(14,367)

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Special 2013 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $52,913,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 86.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	32.23%	12.37%	9.12%
Returns After Taxes on Distributions	31.91	12.11	8.41
Returns After Taxes on Distributions and Sale of Fund Shares	18.67	9.88	7.45

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,120.49	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.66	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112013

Annual Report | September 30, 2013

Vanguard Capital Opportunity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	39.40%
Admiral™ Shares	39.50
Russell Midcap Growth Index	27.54
Multi-Cap Growth Funds Average	22.55
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$33.22	$44.57	$0.385	$0.930
Admiral Shares	76.75	102.97	0.953	2.147

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Opportunity Fund made the most of a strong stock market––especially the thriving mid-and small-capitalization segments––and the expertise of its advisor during the 12 months ended September 30, 2013. The fund returned more than 39%, notably ahead of its comparative standards. Its benchmark, the Russell Midcap Growth Index, returned almost 28%, and its peer multi-capitalization growth funds an average of nearly 23%.

PRIMECAP Management Company, the fund’s advisor, has customarily made outsized investments in health care and technology. In the 2013 fiscal year, the advisor’s commitment to these sectors and its investment decisions within them significantly boosted returns. Stock selection in the industrial and consumer discretionary sectors was also a source of strength.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks dodged obstacles to produce strong gains

Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ tolerance for risk seemed to increase faster than companies’ profits.

2

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing growth.

Bond returns were negative despite September’s bounce

Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which declined for the year. In September, however, bonds trimmed their losses after the Fed said it would maintain the level of purchases.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% at the end of August. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Sizable holdings in two sectors powered the fund’s performance

Along with the expertise of its people, PRIMECAP Management Company relies on a carefully calculated investment process. In seeking to understand a company or a business, PRIMECAP’s portfolio managers visit headquarters, factories, and stores; speak with employees and customers; build models; attend conferences; and analyze the links of the supply chain.

Over the years, this process has resulted in a concentrated portfolio whose composition and performance can differ considerably from those of its benchmark index and peers. The advisor’s selections from a landscape that includes large-, mid-, and small-cap stocks can also contribute to variations from the benchmark.

In the years both before and after the financial crisis, PRIMECAP Management built sizable investments in information technology and health care, two industries

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.31%

The fund expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Multi-Cap Growth Funds.

4

that rely on exhaustive and enterprising research and development. The advisor’s long-term interest in these areas reflects its expectation of global growth in electronics and the aging population’s increased need for medicine and managed care.

Capital Opportunity’s exposure to the two sectors accounted for close to three-fourths of its portfolio. As I mentioned earlier, the advisor’s astute stock selection and concentration produced impressive returns. The fund’s health care stocks surged about 42% and its IT holdings about 39%.

Biotechnology stocks were responsible for the largest portion of the fund’s gains in health care. Increased market share, wider pipelines for new medicines, and key approvals from the Food and Drug

Administration all contributed. In technology, a broad swath of companies performed strongly; the highly cyclical semiconductor industry led the way, followed by software, electronics, communications equipment, and IT services. Demand––or the expectation of demand––for new products and services helped some IT holdings; others benefited from streamlined operations and diversified product lines and revenue streams.

Capital Opportunity’s consumer discretionary stocks soared 51% and its industrial stocks about 47%, with each sector adding more than 4 percentage points to returns. In fact, all seven sectors represented in the fund at the close of the fiscal year produced double-digit returns, though allocations to financials, energy, and materials were

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Capital Opportunity Fund Investor Shares	11.19%
Russell Midcap Growth Index	10.16
Multi-Cap Growth Funds Average	7.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

small. The fund had no exposure as of the end of September to the traditionally defensive utilities, telecommunication services, and consumer staples sectors.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report that follows this letter.

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

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A patient approach has worked well for the fund in the long run

PRIMECAP Management Company has consistently taken a long-term, low-turnover approach to investing and shown conviction in constructing a portfolio that can differ greatly from the broad market. The strategy has served the fund well since PRIMECAP Management became its advisor in 1998, though during multiyear stretches it has underperformed its benchmark or peers.

Most recently, the fund lagged both of its comparative standards in each fiscal year from 2010 to 2012. During that period, however, PRIMECAP Management never veered from its investment plan, although its sector allocation and stock choices were sometimes out of sync with market trends. In 2013, the advisor’s patience and program were rewarded, and the fund surpassed both its benchmark and the average return of its peers by a wide margin.

For the ten years ended September 30, 2013, the Capital Opportunity Fund recorded an average annual return of 11.19% for Investor Shares and 11.29% for Admiral Shares, about 1 percentage point ahead of its benchmark index and nearly 4 percentage points ahead of its peer funds average.

Those results are a product of PRIMECAP Management’s skill and expertise and also of Vanguard’s historically low costs, which allow shareholders to keep more of the fund’s returns.

Staying out of the rough by staying the course

Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and, by remaining in the stock market, you will be able to participate when stocks begin to recover.

The benefit of staying the course was confirmed in a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012. Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors

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who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012, available at vanguard.com/research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2013

8

Advisor’s Report

For the fiscal year ended September 30, 2013, Vanguard Capital Opportunity Fund returned 39.40% for Investor Shares and 39.50% for Admiral Shares, exceeding both the 27.54% return of its benchmark, the Russell Midcap Growth Index, and the 22.55% average return of its multi-capitalization growth fund peers. Favorable stock selection in information technology and health care was the main reason for the positive performance.

The investment environment

During the fiscal year, the actions of central banks, particularly in the United States, Japan, Europe, and the United Kingdom, heavily influenced the investment environment. Since the 2008–2009 financial crisis, these institutions have taken extraordinary measures to stimulate their countries’ economies, including large-scale quantitative easing, or QE. The banks have largely used the newly created money to buy government bonds, mortgage-backed securities, or both to try to reduce borrowing costs and encourage lending and investing. QE supports asset prices, because those who sell their securities to a central bank use some of the proceeds to buy other financial assets, and it often weakens currencies because of the increased supply.

For the 12 months, Japan’s stock market outperformed those of other major countries. When adjusted for the size of its economy, Japan’s QE program was the largest of any central bank’s. The Nikkei 225 index appreciated by 64% over the period after languishing since the financial crisis, and the yen depreciated by more than 25% relative to the U.S. dollar.

Outlook for U.S. equities

U.S. equities performed strongly for the fiscal year, with the Standard & Poor’s 500 Index returning 19.34%. In fact, the index reached a record high of 1,730 on September 18. Economically sensitive sectors such as consumer discretionary, financials, and industrials led the market. Defensive sectors including consumer staples, utilities, and telecommunications services underperformed. Bonds, which had enjoyed an extended period of outperformance, generally declined in price as interest rates increased.

We are less optimistic about U.S. equities than we were a year ago, though we still believe they are more attractive than bonds at current prices. At the end of the fiscal year, the S&P 500 was trading at approximately 15.5 times its calendar 2013 estimated earnings per share of $109, a reasonable valuation by historical standards. We are skeptical, though, that the index can sustain its earnings per share growth unless revenue growth accelerates. Much of the recent earnings growth has come from profit margin expansion, and corporate margins are near record highs. Favorable

9

trends from lower debt service costs and debt-funded share repurchases, which have also helped boost earnings per share, could become hindrances in a rising interest rate environment.

Portfolio update and outlook

Although our focus is on the long term, we are encouraged by the fund’s fiscal year results. After generally lagging the returns of the S&P 500 for 2½ years, they improved dramatically. The portfolio remains significantly overweighted in health care and information technology. As of September 30, these two sectors constituted about 72% of its assets (versus 31% for the S&P 500) and included eight of its ten largest holdings.

The fund’s outperformance was primarily driven by favorable stock selection in IT and health care. Even though the IT sector was the second-worst performer in the S&P 500, the fund’s stock picks more than offset the negative impact of its overweight position. Several longstanding investments appreciated significantly, including Cree (+136%), Electronic Arts (+101%), and ASML Holding (+78%). A minimal exposure to Apple (–27%) further helped relative returns.

The health care sector outpaced the broader market by a wide margin and was the third-best performer in the index. Favorable stock selection was about twice as important to the fund’s relative results as its overweight position. Several long-held investments in pharmaceutical, biotech-nology, and medical device stocks, which together make up a significant portion of the overall portfolio, outperformed the benchmark sector and the broader market. Among them were BioMarin (+79%), Biogen Idec (+61%), and Roche Holding (+49%).

We believe that many of our IT and health care holdings are attractively valued. Both sectors are trading at discounts to their historical price-to-earnings ratios. IT is also currently valued at a discount to the overall market even though it has historically traded at a premium. We believe it has superior growth prospects.

Technology

In IT, the adoption of low-cost smartphones in developing countries will give billions of people access to the internet for the first time. The internet more recently has emerged as a platform for delivering software applications and cloud computing services. Thanks to exponential growth in processing power, network bandwidth, storage capacity, and other capabilities, cloud computing is replacing the client-server model as the dominant computing paradigm. It enables productivity growth through better use of technology assets and allows users to obtain and pay for software and computing resources as needed.

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We expect that internet-connected sensor applications will raise productivity through increased automation and improved use of assets. We believe we have positioned the fund to benefit from the internet’s continuing growth by investing in companies that provide underlying processes as well as those that offer internet-based services directly to users.

We have also identified other areas in which new technologies should create growth opportunities. The fund has significant investments in companies whose ideas help boost productivity in agriculture, oil and gas production, and payments. And we remain optimistic that health care applications will keep advancing, as we discuss in greater detail below.

Health care

The fund’s substantial investments in health care reflect our belief that innovation in this area will continue, as well as our expectation that consumption of health care services will grow more rapidly than the overall economy for the foreseeable future. Global demographic trends support increased demand as populations age in most developed countries and in China (largely because of its one-child policy instituted in 1979). As the proportion of elderly people grows, so does health care spending; older age groups consume three times as many health care resources on average as the general population. We are also optimistic that the expected rise in living standards in many developing countries will open up new markets. As incomes grow and affordability improves, we anticipate that consumption will rise.

On the supply side, the industry’s considerable investments in research and development over the years are resulting in more effective therapies for many diseases such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic sequencing is allowing researchers to identify diseases and rapidly devise therapies that improve the standard of care and save lives. Increasingly, drugs developed based on a better understanding of a disease’s genetic causes are providing higher cure rates with fewer side effects than conventional treatments.

Conclusion

We remain committed to our investment philosophy, which is based on individual stock selection. Although this “bottom-up” approach can lead to periods of underper-formance when the stocks in our portfolio fall out of favor, we believe it can generate superior results for investors over the long term.

PRIMECAP Management Company
October 11, 2013

11

Capital Opportunity Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.57%	0.64%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	123	488	3,636
Median Market Cap	$26.1B	$10.4B	$40.2B
Price/Earnings Ratio	28.1x	27.4x	19.5x
Price/Book Ratio	3.2x	5.0x	2.5x
Return on Equity	15.2%	17.9%	16.5%
Earnings Growth
Rate	13.2%	15.2%	11.1%
Dividend Yield	1.1%	1.1%	1.9%
Foreign Holdings	10.3%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	6.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		Midcap	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.1%	24.9%	13.3%
Consumer Staples	0.0	8.0	8.7
Energy	1.9	6.4	9.6
Financials	2.0	8.2	17.3
Health Care	37.5	13.3	12.6
Industrials	11.5	14.6	11.4
Information
Technology	34.5	16.6	17.9
Materials	2.5	5.8	3.8
Telecommunication
Services	0.0	1.5	2.2
Utilities	0.0	0.7	3.2

Volatility Measures
	Russell
	Midcap	DJ U.S.
	Growth	Total Market
	Index	FA Index
R-Squared	0.91	0.92
Beta	0.93	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.3%
Amgen Inc.	Biotechnology	5.3
Roche Holding AG	Pharmaceuticals	4.0
BioMarin Pharmaceutical
Inc.	Biotechnology	3.2
Eli Lilly & Co.	Pharmaceuticals	3.2
FedEx Corp.	Air Freight &
	Logistics	3.0
Google Inc.	Internet Software &
	Services	2.6
Medtronic Inc.	Health Care
	Equipment	2.4
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.3
Novartis AG	Pharmaceuticals	2.3
Top Ten		34.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

12

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Opportunity Fund*Investor
	Shares	39.40%	13.17%	11.19%	$28,897
••••••••	Russell Midcap Growth Index	27.54	13.92	10.16	26,324
– – – –	Multi-Cap Growth Funds Average	22.55	10.48	7.49	20,590
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	8.32	22,235
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	39.50%	13.26%	11.29%	$145,697
Russell Midcap Growth Index	27.54	13.92	10.16	131,619
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	8.32	111,177

See Financial Highlights for dividend and capital gains information.

13

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

14

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.1%)
Consumer Discretionary (9.5%)
*	CarMax Inc.	4,186,797	202,934
	TJX Cos. Inc.	2,580,000	145,486
*,^	Tesla Motors Inc.	745,566	144,207
*	DIRECTV	2,081,476	124,368
*	DreamWorks Animation
	SKG Inc. Class A	2,510,000	71,435
	Carnival Corp.	2,038,900	66,550
*	Ascena Retail Group Inc.	2,735,200	54,513
*	Bed Bath & Beyond Inc.	703,700	54,438
	Royal Caribbean
	Cruises Ltd.	1,318,001	50,453
	Las Vegas Sands Corp.	340,000	22,583
*	Tribune Co.	330,000	20,820
*	Amazon.com Inc.	58,700	18,352
	L Brands Inc.	216,500	13,228
	Lowe’s Cos. Inc.	245,000	11,664
	Ross Stores Inc.	141,000	10,265
*	Shutterfly Inc.	18,700	1,045
	Carter’s Inc.	8,520	647
*	Panera Bread Co. Class A	3,705	587
			1,013,575
Energy (1.8%)
	Cabot Oil & Gas Corp.	1,450,800	54,144
	Noble Energy Inc.	596,000	39,938
	Transocean Ltd.	660,000	29,370
	National Oilwell Varco Inc.	237,000	18,512
	Oceaneering
	International Inc.	190,000	15,436
*	Frank’s International NV	355,200	10,631
*	Southwestern Energy Co.	220,000	8,004
	Ensco plc Class A	143,340	7,704
	Range Resources Corp.	65,000	4,933
*	Cameron International Corp.	65,000	3,794
	Noble Corp.	30,000	1,133
			193,599

Financials (1.9%)
	Charles Schwab Corp.	7,420,000	156,859
	Chubb Corp.	300,000	26,778
	CME Group Inc. Class A	264,350	19,530
			203,167
Health Care (35.3%)
*	Biogen Idec Inc.	2,795,438	673,030
	Amgen Inc.	5,087,600	569,506
	Roche Holding AG	1,561,578	421,428
*	BioMarin
	Pharmaceutical Inc.	4,769,100	344,424
	Eli Lilly & Co.	6,819,000	343,200
	Medtronic Inc.	4,709,200	250,765
	Novartis AG ADR	3,131,000	240,179
*	Life Technologies Corp.	2,875,945	215,207
*,^	QIAGEN NV	8,240,000	176,336
*	Illumina Inc.	1,209,100	97,731
*	Boston Scientific Corp.	7,216,300	84,719
*	Pharmacyclics Inc.	594,100	82,235
*	Seattle Genetics Inc.	1,372,500	60,157
	Abbott Laboratories	1,299,600	43,134
*	Charles River
	Laboratories
	International Inc.	660,000	30,532
	PerkinElmer Inc.	689,400	26,025
*	ImmunoGen Inc.	1,280,000	21,786
*	Edwards
	Lifesciences Corp.	280,000	19,496
*	Affymetrix Inc.	2,700,600	16,744
*	InterMune Inc.	983,000	15,109
*	Waters Corp.	115,000	12,214
*,^	Dendreon Corp.	2,300,000	6,739
	Zimmer Holdings Inc.	54,000	4,436
*	Cerner Corp.	10,000	525
			3,755,657
Industrials (10.8%)
	FedEx Corp.	2,754,430	314,308
	Southwest Airlines Co.	10,935,100	159,215
	Rockwell Automation Inc.	955,000	102,128

15

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
*	United Continental
	Holdings Inc.	2,895,100	88,909
	Delta Air Lines Inc.	3,570,000	84,216
^	Ritchie Bros
	Auctioneers Inc.	2,962,000	59,773
	Union Pacific Corp.	351,000	54,524
	European Aeronautic
	Defence and
	Space Co. NV	731,440	46,609
*	JetBlue Airways Corp.	6,940,150	46,221
*	Jacobs Engineering
	Group Inc.	742,920	43,223
*	AECOM
	Technology Corp.	1,260,000	39,400
	CH Robinson
	Worldwide Inc.	569,600	33,925
	IDEX Corp.	387,000	25,252
	Chicago Bridge
	& Iron Co. NV	280,000	18,976
	Expeditors International
	of Washington Inc.	380,000	16,743
	Babcock & Wilcox Co.	150,000	5,058
*	Spirit Airlines Inc.	128,235	4,395
*	US Airways Group Inc.	200,000	3,792
			1,146,667
Information Technology (32.5%)
*	Google Inc. Class A	321,240	281,377
*	Cree Inc.	3,944,900	237,444
*	Adobe Systems Inc.	4,124,500	214,227
	Symantec Corp.	7,923,174	196,099
	Texas Instruments Inc.	4,811,400	193,755
	ASML Holding NV	1,950,040	192,586
*	Electronic Arts Inc.	6,919,000	176,780
*	Trimble Navigation Ltd.	5,561,200	165,223
	Altera Corp.	4,365,000	162,203
	Microsoft Corp.	4,461,000	148,596
	SanDisk Corp.	2,152,248	128,080
	Corning Inc.	8,080,000	117,887
*	Flextronics
	International Ltd.	12,249,600	111,349
	QUALCOMM Inc.	1,502,725	101,224
*	Micron Technology Inc.	5,630,000	98,356
*	NeuStar Inc. Class A	1,623,416	80,327
	NVIDIA Corp.	4,894,000	76,151
	EMC Corp.	2,860,000	73,102
	Visa Inc. Class A	337,480	64,492
	NetApp Inc.	1,439,500	61,351
*	Blackberry Ltd.	7,108,700	56,514
	Plantronics Inc.	1,150,000	52,958
*,1	Descartes Systems
	Group Inc.	4,645,000	52,907
*	Rambus Inc.	4,400,000	41,360
*,1	FormFactor Inc.	5,634,700	38,654
	Hewlett-Packard Co.	1,694,000	35,540
	FEI Co.	370,000	32,486

	KLA-Tencor Corp.	531,000	32,311
*	Nuance
	Communications Inc.	1,697,000	31,725
	Intuit Inc.	363,000	24,071
	Motorola Solutions Inc.	402,150	23,880
	Jabil Circuit Inc.	1,000,000	21,680
*	Entegris Inc.	2,019,231	20,495
	Apple Inc.	37,000	17,640
	Mastercard Inc. Class A	23,600	15,878
*	Ciena Corp.	607,142	15,166
*	F5 Networks Inc.	154,225	13,226
*,^	Smart Technologies Inc.
	Class A	4,371,304	12,283
	Analog Devices Inc.	225,000	10,586
	Applied Materials Inc.	540,000	9,472
	Xilinx Inc.	200,000	9,372
*	Brocade Communications
	Systems Inc.	1,100,000	8,855
*	Workday Inc. Class A	10,025	811
	Accenture plc Class A	10,000	736
*	eBay Inc.	10,000	558
*	Salesforce.com Inc.	7,300	379
*	Facebook Inc. Class A	100	5
			3,460,157
Materials (2.3%)
	Monsanto Co.	2,335,286	243,734
*	Boise Cascade Co.	33,900	913
			244,647
Total Common Stocks
(Cost $5,309,214)			10,017,469
Temporary Cash Investment (6.8%)
Money Market Fund (6.8%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.112%
	(Cost $719,829)	719,829,000	719,829
Total Investments (100.9%)
(Cost $6,029,043)			10,737,298
Other Assets and Liabilities (-0.9%)
Other Assets			21,207
Liabilities[3]			(111,859)
			(90,652)
Net Assets (100%)			10,646,646

16

Capital Opportunity Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,576,295
Overdistributed Net Investment Income	(4,184)
Accumulated Net Realized Gains	365,873
Unrealized Appreciation (Depreciation)
Investment Securities	4,708,255
Foreign Currencies	407
Net Assets	10,646,646

Investor Shares—Net Assets
Applicable to 61,024,513 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,719,818
Net Asset Value Per Share—
Investor Shares	$44.57

Admiral Shares—Net Assets
Applicable to 76,982,691 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,926,828
Net Asset Value Per Share—
Admiral Shares	$102.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $66,029,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $68,055,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	95,716
Interest[2]	486
Securities Lending	5,541
Total Income	101,743
Expenses
Investment Advisory Fees—Note B	22,615
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,165
Management and Administrative—Admiral Shares	8,282
Marketing and Distribution—Investor Shares	400
Marketing and Distribution—Admiral Shares	830
Custodian Fees	123
Auditing Fees	26
Shareholders’ Reports—Investor Shares	44
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	21
Total Expenses	37,546
Net Investment Income	64,197
Realized Net Gain (Loss)
Investment Securities Sold[2]	396,237
Foreign Currencies	(88)
Realized Net Gain (Loss)	396,149
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,408,283
Foreign Currencies	297
Change in Unrealized Appreciation (Depreciation)	2,408,580
Net Increase (Decrease) in Net Assets Resulting from Operations	2,868,926
1 Dividends are net of foreign withholding taxes of $3,459,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $486,000, and
($4,995,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,197	53,016
Realized Net Gain (Loss)	396,149	221,332
Change in Unrealized Appreciation (Depreciation)	2,408,580	1,331,299
Net Increase (Decrease) in Net Assets Resulting from Operations	2,868,926	1,605,647
Distributions
Net Investment Income[1]
Investor Shares	(26,621)	(13,132)
Admiral Shares	(61,680)	(28,694)
Realized Capital Gain[2]
Investor Shares	(64,306)	(119,830)
Admiral Shares	(138,957)	(224,279)
Total Distributions	(291,564)	(385,935)
Capital Share Transactions
Investor Shares	(475,094)	(401,140)
Admiral Shares	1,067,845	(96,730)
Net Increase (Decrease) from Capital Share Transactions	592,751	(497,870)
Total Increase (Decrease)	3,170,113	721,842
Net Assets
Beginning of Period	7,476,533	6,754,691
End of Period[3]	10,646,646	7,476,533

1 Fiscal 2013 distributions from net investment income include $34,400,000 from a dividend received from ASML Holding NV. Subsequent to the fund’s distribution from net investment income made in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s net investment income distribution in December 2013.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $1,640,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,184,000) and $25,047,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.22	$28.17	$29.59	$27.71	$29.41
Investment Operations
Net Investment Income	.270	.216	.151	.106	.121
Net Realized and Unrealized Gain (Loss)
on Investments	12.395	6.464	(1.450)	1.871	.355
Total from Investment Operations	12.665	6.680	(1.299)	1.977	.476
Distributions
Dividends from Net Investment Income	(.385)[1]	(.161)	(.121)	(.097)	(.114)
Distributions from Realized Capital Gains	(.930)	(1.469)	—	—	(2.062)
Total Distributions	(1.315)	(1.630)	(.121)	(.097)	(2.176)
Net Asset Value, End of Period	$44.57	$33.22	$28.17	$29.59	$27.71

Total Return[2]	39.40%	24.62%	-4.45%	7.14%	4.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,720	$2,432	$2,412	$3,675	$3,903
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.48%	0.48%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.68%	0.67%	0.45%	0.36%	0.50%
Portfolio Turnover Rate	9%	9%	9%	8%	12%

1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$76.75	$65.10	$68.38	$64.04	$68.00
Investment Operations
Net Investment Income	.707	.559	.400	.298	.329
Net Realized and Unrealized Gain (Loss)
on Investments	28.613	14.917	(3.358)	4.315	.811
Total from Investment Operations	29.320	15.476	(2.958)	4.613	1.140
Distributions
Dividends from Net Investment Income	(.953)[1]	(.434)	(.322)	(.273)	(.339)
Distributions from Realized Capital Gains	(2.147)	(3.392)	—	—	(4.761)
Total Distributions	(3.100)	(3.826)	(.322)	(.273)	(5.100)
Net Asset Value, End of Period	$102.97	$76.75	$65.10	$68.38	$64.04

Total Return	39.50%	24.69%	-4.39%	7.21%	4.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,927	$5,045	$4,342	$4,223	$3,938
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.75%	0.74%	0.52%	0.43%	0.59%
Portfolio Turnover Rate	9%	9%	9%	8%	12%

1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

22

Capital Opportunity Fund

owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2013, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $1,223,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,549,432	468,037	—
Temporary Cash Investments	719,829	—	—
Total	10,269,261	468,037	—

23

Capital Opportunity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2013, the fund realized net foreign currency losses of $88,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,039,000 from overdistributed net investment income, and $30,946,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2013, the fund had $39,416,000 of ordinary income and $337,544,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $6,029,043,000.

Net unrealized appreciation of investment securities for tax purposes was $4,708,255,000, consisting of unrealized gains of $5,080,104,000 on securities that had risen in value since their purchase and $371,849,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2013, the fund purchased $731,323,000 of investment securities and sold $852,325,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	601,607	14,972	169,576	5,405
Issued in Lieu of Cash Distributions	87,176	2,584	127,508	4,438
Redeemed[1]	(1,163,877)	(29,744)	(698,224)	(22,264)
Net Increase (Decrease)—Investor Shares	(475,094)	(12,188)	(401,140)	(12,421)
Admiral Shares
Issued	1,581,096	16,902	459,825	6,387
Issued in Lieu of Cash Distributions	184,291	2,366	231,561	3,491
Redeemed[1]	(697,542)	(8,018)	(788,116)	(10,843)
Net Increase (Decrease) —Admiral Shares	1,067,845	11,250	(96,730)	(965)
1 Net of redemption fees for fiscal 2012 of $131,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

24

Capital Opportunity Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2012		Proceeds from		Sept. 30, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	40,644	—	—	—	52,907
FormFactor Inc.	32,250	—	631	—	38,654
	72,894			—	91,561

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Special 2013 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $88,301,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $232,137,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 75.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	39.40%	13.17%	11.19%
Returns After Taxes on Distributions	38.61	12.51	10.60
Returns After Taxes on Distributions and Sale of Fund Shares	23.31	10.51	9.32

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,141.07	$2.58
Admiral Shares	1,000.00	1,141.45	2.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.01	2.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112013

Annual Report | September 30, 2013

Vanguard Strategic Small-Cap
Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Strategic Small-Cap Equity Fund	32.94%
MSCI US Small Cap 1750 Index	31.08
Small-Cap Core Funds Average	28.65
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$21.37	$27.94	$0.360	$0.000

Chairman’s Letter

Dear Shareholder,

Sluggish but sustained growth in the U.S. economy was enough to lift investor sentiment and push the broad stock market significantly higher during the fiscal year ended September 30, 2013. Small-capitalization stocks gained even more than their larger-cap counterparts as investors looked to these riskier investments for potentially greater returns.

Vanguard Strategic Small-Cap Equity Fund returned an impressive 32.94% for the 12 months, with nine of ten sectors posting double-digit gains. The fund’s result was almost two percentage points higher than the return of its benchmark, the MSCI US Small Cap 1750 Index, and more than four percentage points higher than the average return of its peer funds. Relative to the index, the fund’s returns were very strong in a number of sectors, notably consumer staples, industrials, and materials; these more than offset subpar returns in a few other sectors, including health care and information technology.

Note: If you hold shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks dodged obstacles to produce strong gains

Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended

September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for stocks seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but its proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative despite September’s bounce

Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds,

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

which posted declines for the year.

In September, however, bonds trimmed their losses after the Fed said it would continue the purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

More of the strong performers and fewer laggards in the fund

Like other funds that employ a quantitative investment strategy, Vanguard Strategic Small-Cap Equity Fund relies on a computer model to drive its stock selection process. What that model is looking for as it scans the securities of smaller companies within the U.S. market reflects the convictions of your fund’s advisor, Vanguard Equity Investment Group, about which characteristics of a stock are most predictive of future outperformance. That process resulted in the fund’s holding about 400 stocks at the end of the fiscal year, compared with about 1,720 in its benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.40%	1.34%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Small-Cap Core Funds.

The advisor’s quantitative analysis proved particularly successful in the consumer staples sector among a very narrow selection of food packagers, personal care companies, and drug stores. Industrials was another sector in which the fund outperformed its benchmark, but there its gains were made across a larger number of stocks, including those of airlines, commercial supply companies, machinery manufacturers, trucking companies, and electrical equipment makers.

While the quantitative screening singled out stocks that did better than the overall market, it also helped the fund to sidestep some pockets of stocks that performed poorly over the 12 months. This was true within the materials sector, where the fund had only limited exposure to precious metals and mining stocks and no exposure to gold stocks during the period. The slump in commodity prices, and prices of metals in particular, led to declines in these stocks for the fiscal year.

Not all of the fund’s stock choices added to relative performance, however. Holdings in the energy, health care, and technology sectors produced subpar returns, although they were still positive.

Over the longer term, the fund has a more mixed track record

As all seasoned investors can tell you, any given investment strategy tends to work better under some market conditions than others. Quantitative funds in general struggled during the financial crisis, when the stock market dropped sharply across

Total Returns
Inception Through September 30, 2013
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	5.81%
MSCI US Small Cap 1750 Index	7.37
Small-Cap Core Funds Average	5.15
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

the board, and then post-crisis, when the overall market rebounded. That’s not surprising, as the advisors of quantitative funds use computer-based models to identify individual stocks that they think are likely to perform better than their peers over time. This strategy has worked better in recent years, when stocks have generally moved less in lock-step with one another as investors focused more closely on the merits of individual companies.

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

So, although the fund outpaced its benchmark in three of the four most recent fiscal years, its average annual return since inception in 2006 lagged that of the benchmark, 5.81% to 7.37%. The fund was nevertheless well ahead of the 5.15% average for its peer group, which includes actively managed funds that do not use a quantitative approach.

Staying out of the rough by staying the course

Back in September 2008, global financial markets were stunned by the collapse of Lehman Brothers, which transformed the economic downturn already under way into the Great Recession. Fast-forward to 2013: The U.S. economy is growing, albeit slowly, and stock markets have set record highs.

When headlines are blaring and stock markets are sinking, it’s human nature to be tempted to head for the exits. But it’s important to stick with the principles of balance and diversification—and the portfolio asset allocation you established to meet your long-term goals. Bonds can provide ballast if stock prices keep falling, and, by remaining in the stock market, you will be able to participate when stocks begin to recover.

The benefit of staying the course was confirmed in a recent analysis of the performance of more than 58,000 self-directed Vanguard IRA® investors over the five years ended December 31, 2012.

Vanguard compared actual returns earned by each investor with the hypothetical results of personalized index benchmarks, taking into consideration investors’ beginning and ending balances and any intervening cash flow.

The key finding: Those who stayed with their investment plans earned five-year returns commensurate with the calculated benchmarks, generally outperforming those who changed course. Investors who reacted to market events were much more likely to miss out on potential returns. (You can read more in Most Vanguard IRA Investors Shot Par by Staying the Course: 2008–2012 at vanguard.com/research.)

The results for the five years through 2012 are a good reminder that sticking with a simple, broad-based portfolio—even amid a financial tempest—can help minimize the chances of making a mistake that can reduce returns.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2013

Advisor’s Report

For the fiscal year ended September 30, 2013, Vanguard Strategic Small-Cap Equity Fund rewarded investors with a total return of 32.94%, outpacing the MSCI Small Cap 1750 Index by 1.86 percentage points. While the broad U.S. equity market delivered a robust return above 20%, small-capitalization stocks outperformed larger-cap equities by around ten percentage points. The U.S. equity market provided returns similar to those from other developed countries; emerging-market returns were basically flat.

Gains within the small-cap benchmark were broadly based, with all ten sectors rising. The strongest returns came from industrial, consumer discretionary, and consumer staples stocks. The utilities and materials sectors, although their returns were positive, were the laggards for the period.

Investors seemed to gain confidence at the start of the fiscal year as economic data continued to improve worldwide, albeit at a snail’s pace. Here in the United States, the housing market continued its recovery, the unemployment rate slowly decreased, corporate balance sheets were strong, and profits held up. And the longer-term economic outlook was one of cautious optimism, with GDP growth expected to accelerate in 2014 and 2015.

More recently, however, macroeconomic events grabbed the headlines, which translated into greater market volatility. The Federal Reserve’s mixed signals on tapering its quantitative easing program, a jump in interest rates, and the budget deadlock between Congress and the White House that threatened to shut down the federal government (and did so on October 1) left investors guessing about the market’s prospects for the near term.

For the 12-month period, our stock-selection model was generally very effective in distinguishing outperforming companies from underperformers within each industry group. Four components of our model (those assessing valuation, quality, management decisions, and growth) raised the portfolio’s performance. The sentiment component was the sole detractor.

The returns of our holdings led those of the index in seven of ten sectors, with the largest contributors being consumer staples, industrials, and materials. Within consumer staples, Pilgrim’s Pride, Rite Aid, and Nu Skin Enterprises contributed the most to our relative results. Hyster-Yale, Alaska Air Group, and AMERCO led among industrial stocks, while Westlake Chemical and Axiall were our most successful selections in materials.

Stock selection in some sectors, however, disappointed us. OSI Systems and Cardtronics in information technology, Affymax and Auxilium Pharmaceuticals in health care, and ANN Inc. in consumer discretionary, for example, did not perform as expected.

Overall, the increased volatility we have seen is not surprising, considering how quickly stocks had been rising both domestically and internationally. Markets will always be subject to fluctuations brought on by new headline risks. We find that often there is too much focus on these typical market gyrations, the latest economic news, and short-term performance, and not enough on the fundamental principles that give investors the best chance of success.

Strategies such as ours shift the focus back to fundamentals by seeking to capture the spread between undervalued and overvalued stocks, an approach that we believe can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure continues to play an important role in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 18, 2013

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2013

Portfolio Characteristics
		MSCI US	DJ U.S.
		Small Cap	Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	397	1,724	3,636
Median Market Cap	$2.1B	$2.2B	$40.2B
Price/Earnings Ratio	19.5x	28.0x	19.5x
Price/Book Ratio	2.4x	2.2x	2.5x
Return on Equity	9.6%	9.1%	16.5%
Earnings Growth Rate	14.4%	10.3%	11.1%
Dividend Yield	1.3%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	64%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.40%	—	—
30-Day SEC Yield	0.94%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer Discretionary	13.5%	14.1%	13.3%
Consumer Staples	3.9	3.5	8.7
Energy	4.7	5.2	9.6
Financials	22.7	23.0	17.3
Health Care	11.8	12.5	12.6
Industrials	17.5	16.5	11.4
Information Technology	16.9	16.8	17.9
Materials	5.3	5.0	3.8
Telecommunication
Services	1.3	0.8	2.2
Utilities	2.4	2.6	3.2

Volatility Measures
	MSCI US
	Small Cap	DJ U.S.
	1750	Total Market
	Index	FA Index
R-Squared	0.98	0.93
Beta	1.04	1.30
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nu Skin Enterprises Inc.	Personal Products	0.8%
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	0.8
Packaging Corp. of
America	Paper Packaging	0.7
Portfolio Recovery
Associates Inc.	Consumer Finance	0.7
Rite Aid Corp.	Drug Retail	0.7
Domino's Pizza Inc.	Restaurants	0.7
AO Smith Corp.	Building Products	0.7
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	0.7
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	0.7
Brocade
Communications	Communications
Systems Inc.	Equipment	0.7
Top Ten		7.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratio was 0.38%.

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(4/24/2006)	Investment
	Strategic Small-Cap Equity Fund*	32.94%	12.32%	5.81%	$15,221
••••••••	MSCI US Small Cap 1750 Index	31.08	13.32	7.37	16,964
– – – –	Small-Cap Core Funds Average	28.65	11.02	5.15	14,525
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	21.44	10.69	6.10	15,529

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2013

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.4%)
	Hanesbrands Inc.	45,800	2,854
	Domino’s Pizza Inc.	39,300	2,670
	Brunswick Corp.	57,400	2,291
	Brinker International Inc.	54,200	2,197
*	Red Robin Gourmet
	Burgers Inc.	29,100	2,069
	Brown Shoe Co. Inc.	85,600	2,009
	Service Corp. International	106,600	1,985
*	Smith & Wesson
	Holding Corp.	180,100	1,979
	Dillard’s Inc. Class A	25,050	1,961
*	AMC Networks Inc. Class A	28,100	1,924
	Regal Entertainment Group
	Class A	95,700	1,816
	Buckle Inc.	32,700	1,767
*	Jack in the Box Inc.	42,800	1,712
*	Conn’s Inc.	32,300	1,616
	Dana Holding Corp.	66,500	1,519
^	Sturm Ruger & Co. Inc.	21,900	1,372
	Cheesecake Factory Inc.	30,800	1,354
	Cracker Barrel Old Country
	Store Inc.	11,300	1,167
*	Sonic Corp.	65,400	1,161
	Foot Locker Inc.	31,500	1,069
*	Overstock.com Inc.	32,700	970
*	Starz	34,018	957
	Harte-Hanks Inc.	84,000	742
	Big 5 Sporting Goods Corp.	44,400	714
	Haverty Furniture Cos. Inc.	28,600	701
	GNC Holdings Inc. Class A	12,150	664
	Chico’s FAS Inc.	34,500	575
*	Universal Electronics Inc.	14,800	533
*	Grand Canyon Education Inc.	12,600	507
*	EW Scripps Co. Class A	24,900	457
*	Orbitz Worldwide Inc.	47,400	456
*	Express Inc.	18,000	425
	Winmark Corp.	5,300	391

	PetMed Express Inc.	23,800	388
*	Tenneco Inc.	7,300	369
*	Bloomin’ Brands Inc.	14,200	335
*	Live Nation
	Entertainment Inc.	17,800	330
	Valassis
	Communications Inc.	11,400	329
*	hhgregg Inc.	18,201	326
*	New York & Co. Inc.	53,400	309
*	Children’s Place Retail
	Stores Inc.	5,200	301
	Cooper Tire & Rubber Co.	9,600	296
	Nutrisystem Inc.	20,400	293
*	Marriott Vacations
	Worldwide Corp.	6,400	282
*	Tower International Inc.	12,000	240
*	Bally Technologies Inc.	3,000	216
	Belo Corp. Class A	14,400	197
	Destination Maternity Corp.	6,000	191
*	Asbury Automotive
	Group Inc.	3,500	186
	Stewart Enterprises Inc.
	Class A	13,400	176
*	ANN Inc.	4,800	174
	OfficeMax Inc.	11,900	152
	Columbia Sportswear Co.	2,300	138
*	Office Depot Inc.	28,100	136
*	Hovnanian Enterprises Inc.
	Class A	25,700	134
	CEC Entertainment Inc.	2,500	115
*	Libbey Inc.	4,700	112
	Standard Motor Products Inc.	3,200	103
*	Stoneridge Inc.	9,000	97
*	Denny’s Corp.	12,900	79
	CSS Industries Inc.	3,200	77
			50,665
Consumer Staples (3.9%)
	Nu Skin Enterprises Inc.
	Class A	31,600	3,026

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Rite Aid Corp.	572,600	2,726
*	Pilgrim’s Pride Corp.	122,450	2,056
	Andersons Inc.	29,400	2,055
	Sanderson Farms Inc.	25,800	1,683
	Universal Corp.	18,500	942
*	USANA Health Sciences Inc.	8,500	738
*	SUPERVALU Inc.	65,600	540
	Village Super Market Inc.
	Class A	5,500	209
	Inter Parfums Inc.	6,800	204
	Dean Foods Co.	9,600	185
*	WhiteWave Foods Co.
	Class A	8,527	170
			14,534
Energy (4.7%)
*	EPL Oil & Gas Inc.	57,200	2,123
	Western Refining Inc.	63,000	1,893
	Bristow Group Inc.	25,900	1,884
*	Exterran Holdings Inc.	60,000	1,654
	HollyFrontier Corp.	29,434	1,239
*	Gran Tierra Energy Inc.	144,800	1,027
	Delek US Holdings Inc.	44,400	936
*	Hercules Offshore Inc.	118,400	873
*	Stone Energy Corp.	25,400	824
	EXCO Resources Inc.	121,100	816
*	Dawson Geophysical Co.	23,900	776
	SEACOR Holdings Inc.	7,400	669
	Alon USA Energy Inc.	50,200	513
*	Parker Drilling Co.	77,100	439
	RPC Inc.	27,800	430
*	Era Group Inc.	15,000	408
	Green Plains Renewable
	Energy Inc.	21,800	350
*	Forest Oil Corp.	56,900	347
	CVR Energy Inc.	7,300	281
*	Abraxas Petroleum Corp.	42,700	110
*	PetroQuest Energy Inc.	25,400	102
*	Newpark Resources Inc.	7,300	92
			17,786
Financials (22.6%)
*	Portfolio Recovery
	Associates Inc.	45,600	2,733
	CNO Financial Group Inc.	171,000	2,462
	Protective Life Corp.	54,900	2,336
	Platinum Underwriters
	Holdings Ltd.	36,200	2,162
	East West Bancorp Inc.	67,300	2,150
	Susquehanna
	Bancshares Inc.	164,700	2,067
*	Credit Acceptance Corp.	18,212	2,018
	Union First Market
	Bankshares Corp.	84,700	1,979
	Nelnet Inc. Class A	51,148	1,967
	Cathay General Bancorp	83,200	1,944

	Associated Banc-Corp	125,400	1,942
*	Encore Capital Group Inc.	42,200	1,935
*	World Acceptance Corp.	20,800	1,870
	Washington Federal Inc.	84,400	1,745
	Glacier Bancorp Inc.	70,400	1,740
	Primerica Inc.	41,500	1,674
	Umpqua Holdings Corp.	102,500	1,663
	Webster Financial Corp.	64,030	1,635
	WesBanco Inc.	49,411	1,469
	Extra Space Storage Inc.	31,800	1,455
	Corrections Corp. of
	America	41,712	1,441
	Montpelier Re Holdings Ltd.	54,700	1,425
*	Howard Hughes Corp.	12,400	1,393
	RLJ Lodging Trust	56,800	1,334
	Omega Healthcare
	Investors Inc.	44,100	1,317
	Home Properties Inc.	22,200	1,282
	National Retail Properties Inc.	38,000	1,209
	Geo Group Inc.	35,900	1,194
	Retail Properties of
	America Inc.	83,900	1,154
*	Popular Inc.	41,800	1,096
	Brandywine Realty Trust	78,000	1,028
	EPR Properties	20,900	1,019
	First Interstate
	Bancsystem Inc.	41,100	993
	PrivateBancorp Inc.	46,000	984
	CBL & Associates
	Properties Inc.	50,900	972
	Healthcare Trust of
	America Inc. Class A	87,600	922
	Oritani Financial Corp.	55,800	919
*	Forestar Group Inc.	42,500	915
	Pennsylvania REIT	48,800	913
	Inland Real Estate Corp.	88,900	909
	Ryman Hospitality
	Properties Inc.	26,000	897
*	FelCor Lodging Trust Inc.	142,900	880
	Medical Properties Trust Inc.	71,600	871
	Ashford Hospitality Trust Inc.	70,400	869
	Flagstar Bancorp Inc.	58,400	862
	Investors Real Estate Trust	104,200	860
	CoreSite Realty Corp.	24,800	842
	Universal Health Realty
	Income Trust	19,400	812
	Ramco-Gershenson
	Properties Trust	51,900	800
*	Piper Jaffray Cos.	22,900	785
	Highwoods Properties Inc.	21,300	752
	Lexington Realty Trust	65,600	737
	Franklin Street
	Properties Corp.	57,300	730

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Apartment Investment &
	Management Co. Class A	25,900	724
	BioMed Realty Trust Inc.	38,200	710
	MB Financial Inc.	24,800	700
	One Liberty Properties Inc.	34,400	698
	Equity Lifestyle
	Properties Inc.	20,300	694
	Spirit Realty Capital Inc.	75,000	689
	Home BancShares Inc.	20,600	626
	Select Income REIT	23,800	614
	First Potomac Realty Trust	47,300	595
*	Western Alliance Bancorp	30,000	568
	First Citizens BancShares Inc.
	Class A	2,700	555
	Trico Bancshares	22,300	508
	Wilshire Bancorp Inc.	61,300	501
	Federated Investors Inc.
	Class B	16,300	443
*	United Community
	Banks Inc.	23,800	357
*	Investment Technology
	Group Inc.	22,400	352
	Aspen Insurance
	Holdings Ltd.	8,600	312
	Horace Mann
	Educators Corp.	10,900	309
	FBL Financial Group Inc.
	Class A	6,800	305
	Synovus Financial Corp.	90,000	297
	Enterprise Financial
	Services Corp.	17,500	294
	Sunstone Hotel
	Investors Inc.	22,300	284
	GAMCO Investors Inc.	3,470	264
	WSFS Financial Corp.	4,100	247
	First Merchants Corp.	11,300	196
	Winthrop Realty Trust	16,200	181
	Provident Financial
	Services Inc.	10,700	173
	United Fire Group Inc.	5,000	152
	Central Pacific Financial Corp.	8,400	149
	CapLease Inc.	14,500	123
	Oppenheimer Holdings Inc.
	Class A	6,100	108
	Douglas Emmett Inc.	4,200	99
	Federal Agricultural
	Mortgage Corp.	2,900	97
	Sandy Spring Bancorp Inc.	3,900	91
	EverBank Financial Corp.	5,100	76
			85,153
Health Care (11.7%)
*	PAREXEL International Corp.	47,300	2,376
*	Isis Pharmaceuticals Inc.	63,200	2,373
*	Bruker Corp.	104,400	2,156

*	Charles River Laboratories
	International Inc.	45,100	2,086
*	Alkermes plc	61,100	2,054
	West Pharmaceutical
	Services Inc.	44,400	1,827
	Meridian Bioscience Inc.	73,600	1,741
*	United Therapeutics Corp.	22,000	1,735
*	Cyberonics Inc.	33,900	1,720
	PDL BioPharma Inc.	214,400	1,709
*	Magellan Health
	Services Inc.	28,400	1,703
	Questcor
	Pharmaceuticals Inc.	26,400	1,531
*	Gentiva Health Services Inc.	125,000	1,505
*	Salix Pharmaceuticals Ltd.	22,200	1,485
^	Chemed Corp.	20,500	1,466
*	SurModics Inc.	60,931	1,449
*	Molina Healthcare Inc.	38,400	1,367
*	MedAssets Inc.	44,500	1,131
*	Auxilium
	Pharmaceuticals Inc.	60,900	1,110
	STERIS Corp.	24,800	1,065
*	Nektar Therapeutics	96,000	1,003
	Select Medical
	Holdings Corp.	123,200	994
*	Bio-Reference Labs Inc.	31,900	953
*	Corvel Corp.	25,700	950
*	Santarus Inc.	33,900	765
*	Medicines Co.	22,800	764
*	Centene Corp.	11,900	761
*	AMN Healthcare
	Services Inc.	54,000	743
	Cantel Medical Corp.	20,550	655
*	Sirona Dental Systems Inc.	8,200	549
^	National Research Corp.
	Class B	14,300	427
*	PharMerica Corp.	29,100	386
*	Brookdale Senior Living Inc.
	Class A	14,600	384
*	Depomed Inc.	36,200	271
*	Quidel Corp.	9,200	261
*	Health Net Inc.	6,600	209
*	Seattle Genetics Inc.	3,800	167
*	Affymetrix Inc.	21,000	130
*	Omnicell Inc.	5,100	121
*	VCA Antech Inc.	3,600	99
*	Myriad Genetics Inc.	3,800	89
			44,270
Industrials (17.4%)
	AO Smith Corp.	57,400	2,594
	Trinity Industries Inc.	54,500	2,472
	Alaska Air Group Inc.	38,800	2,430
*	Oshkosh Corp.	49,500	2,425
*	Terex Corp.	70,300	2,362

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	US Airways Group Inc.	124,400	2,359
	EnerSys Inc.	38,676	2,345
*	AECOM Technology Corp.	74,300	2,323
	Lincoln Electric Holdings Inc.	34,300	2,285
	Hyster-Yale Materials
	Handling Inc.	24,584	2,204
	Generac Holdings Inc.	51,400	2,192
	Deluxe Corp.	50,000	2,083
	Crane Co.	33,100	2,041
	Mine Safety Appliances Co.	38,200	1,971
	AMERCO	10,500	1,933
	Steelcase Inc. Class A	112,400	1,868
	G&K Services Inc. Class A	28,800	1,739
	Mueller Water Products Inc.
	Class A	195,400	1,561
	Apogee Enterprises Inc.	52,300	1,552
*	United Rentals Inc.	25,000	1,457
*	USG Corp.	50,300	1,438
*	Swift Transportation Co.	69,700	1,407
*	Taser International Inc.	87,900	1,311
	GATX Corp.	27,200	1,293
*	American Woodmark Corp.	28,800	998
	ITT Corp.	27,500	989
*	Republic Airways
	Holdings Inc.	82,800	985
*	ICF International Inc.	25,300	896
	AAR Corp.	32,500	888
	Altra Holdings Inc.	31,700	853
*	Engility Holdings Inc.	26,700	847
	Standex International Corp.	13,300	790
	Alliant Techsystems Inc.	6,600	644
	United Stationers Inc.	14,400	626
*	Consolidated Graphics Inc.	11,100	622
	LB Foster Co. Class A	13,200	604
*	Saia Inc.	18,750	585
	John Bean
	Technologies Corp.	21,800	542
	Kforce Inc.	30,400	538
	UniFirst Corp.	5,000	522
*	Greenbrier Cos. Inc.	19,600	485
	Lennox International Inc.	5,900	444
	Quad/Graphics Inc.	12,800	389
*	MRC Global Inc.	13,500	362
	American Railcar
	Industries Inc.	9,100	357
	Valmont Industries Inc.	2,500	347
	SkyWest Inc.	22,900	333
*	Ducommun Inc.	11,500	330
*	Trex Co. Inc.	6,600	327
	RR Donnelley & Sons Co.	18,400	291
	Kimball International Inc.
	Class B	25,900	287
	Viad Corp.	10,400	259
	US Ecology Inc.	8,431	254

*	Federal Signal Corp.	17,300	223
*	Orion Marine Group Inc.	16,300	170
*	Columbus McKinnon Corp.	6,000	144
	Allegiant Travel Co. Class A	1,100	116
	Kaydon Corp.	3,200	114
	Alamo Group Inc.	2,200	108
*	Spirit Airlines Inc.	3,100	106
*	Nortek Inc.	1,500	103
	AAON Inc.	3,800	101
	Albany International Corp.	2,800	100
	Lindsay Corp.	1,200	98
	Manitowoc Co. Inc.	4,400	86
			65,508
Information Technology (16.8%)
	Jack Henry &
	Associates Inc.	49,700	2,565
	Broadridge Financial
	Solutions Inc.	80,700	2,562
*	Brocade Communications
	Systems Inc.	310,000	2,496
	MAXIMUS Inc.	54,732	2,465
*	CommVault Systems Inc.	27,700	2,433
*	SYNNEX Corp.	39,100	2,403
*	Manhattan Associates Inc.	23,800	2,272
*	Ciena Corp.	87,000	2,173
*	Anixter International Inc.	23,200	2,034
*	Aspen Technology Inc.	56,000	1,935
*	CACI International Inc.
	Class A	27,250	1,883
*	CoreLogic Inc.	67,300	1,820
*	Tech Data Corp.	35,700	1,782
*	Gartner Inc.	29,600	1,776
*	Unisys Corp.	67,012	1,688
	Blackbaud Inc.	42,400	1,655
*	Zebra Technologies Corp.	34,600	1,575
*	Kulicke & Soffa
	Industries Inc.	135,000	1,559
*	Global Cash Access
	Holdings Inc.	193,300	1,510
*	Applied Micro Circuits Corp.	110,000	1,419
*	Spansion Inc. Class A	126,600	1,277
	Heartland Payment
	Systems Inc.	29,900	1,188
*	NCR Corp.	29,400	1,165
	Pegasystems Inc.	29,000	1,155
	Booz Allen Hamilton
	Holding Corp.	56,600	1,094
*	Silicon Graphics
	International Corp.	63,300	1,029
*	Itron Inc.	22,400	959
*	Advanced Energy
	Industries Inc.	51,600	904
*	Magnachip
	Semiconductor Corp.	38,900	838

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	ARRIS Group Inc.	47,500	810
*	RF Micro Devices Inc.	132,300	746
*	Benchmark Electronics Inc.	31,100	712
*	Advanced Micro
	Devices Inc.	168,300	640
	Plantronics Inc.	13,800	636
*	TeleTech Holdings Inc.	24,800	622
*	Sanmina Corp.	35,300	617
*	Sigma Designs Inc.	88,700	496
	Advent Software Inc.	15,600	495
	Lender Processing
	Services Inc.	13,600	453
*	Seachange International Inc.	38,800	445
*	Electronics For Imaging Inc.	13,700	434
	DST Systems Inc.	5,600	422
*	Quantum Corp.	292,200	403
*	Comverse Inc.	12,500	399
*	Acxiom Corp.	13,300	378
*	XO Group Inc.	27,800	359
*	PMC - Sierra Inc.	54,100	358
*	Euronet Worldwide Inc.	8,900	354
	CSG Systems
	International Inc.	14,100	353
*	MaxLinear Inc.	40,800	338
*	Ingram Micro Inc.	14,200	327
*	Calix Inc.	18,400	234
*,^	SunPower Corp. Class A	7,900	207
	Daktronics Inc.	16,900	189
*	Travelzoo Inc.	7,000	186
	United Online Inc.	23,000	184
*	PTC Inc.	6,100	173
*	DSP Group Inc.	23,700	167
	Lexmark International Inc.
	Class A	4,900	162
*	Newport Corp.	9,500	149
*	ValueClick Inc.	6,300	131
*	Carbonite Inc.	7,700	116
*	Rambus Inc.	11,600	109
*	VistaPrint NV	1,900	107
*	Synaptics Inc.	2,400	106
*	comScore Inc.	3,600	104
*	Silicon Image Inc.	19,000	101
*	Sapient Corp.	6,500	101
*	Angie’s List Inc.	4,200	95
*	Agilysys Inc.	7,900	94
*	CIBER Inc.	26,800	88
			63,214
Materials (5.3%)
	Packaging Corp. of America	49,100	2,803
	Schweitzer-Mauduit
	International Inc.	35,900	2,173
	NewMarket Corp.	7,500	2,159
	Westlake Chemical Corp.	17,400	1,821
	Neenah Paper Inc.	37,044	1,456

*	Graphic Packaging
	Holding Co.	167,600	1,435
	PH Glatfelter Co.	50,200	1,359
*	Chemtura Corp.	47,700	1,097
	Quaker Chemical Corp.	10,600	774
	Worthington Industries Inc.	20,200	695
	Minerals Technologies Inc.	13,300	657
	Cytec Industries Inc.	8,000	651
	KapStone Paper and
	Packaging Corp.	13,200	565
*	SunCoke Energy Inc.	27,200	462
*	Louisiana-Pacific Corp.	20,800	366
	A Schulman Inc.	12,000	354
	Kaiser Aluminum Corp.	4,000	285
	Tredegar Corp.	8,100	211
	Olympic Steel Inc.	7,400	206
*	Ferro Corp.	13,200	120
	Silgan Holdings Inc.	2,300	108
	Greif Inc. Class A	1,900	93
*	Berry Plastics Group Inc.	4,600	92
			19,942
Telecommunication Services (1.3%)
	Atlantic Tele-Network Inc.	32,900	1,715
*	Vonage Holdings Corp.	292,900	920
*	Premiere Global
	Services Inc.	75,400	751
	NTELOS Holdings Corp.	33,000	620
	Shenandoah
	Telecommunications Co.	18,500	446
	IDT Corp. Class B	23,300	414
			4,866
Utilities (2.4%)
	Black Hills Corp.	40,900	2,039
	American States Water Co.	65,000	1,791
	Portland General Electric Co.	60,500	1,708
	Otter Tail Corp.	55,100	1,521
	UNS Energy Corp.	29,800	1,389
	MGE Energy Inc.	8,500	464
	IDACORP Inc.	2,200	107
	Atmos Energy Corp.	2,100	89
			9,108
Total Common Stocks
(Cost $294,387)			375,046

Strategic Small-Cap Equity Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market Liquidity
Fund, 0.112%	2,741,313	2,741

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.090%, 10/25/13	100	100
[5,6] Freddie Mac Discount
Notes, 0.100%, 1/27/14	100	100
		200
Total Temporary Cash Investments
(Cost $2,941)		2,941
Total Investments (100.3%)
(Cost $297,328)		377,987
Other Assets and Liabilities (-0.3%)
Other Assets		1,022
Liabilities[3]		(2,069)
		(1,047)
Net Assets (100%)
Applicable to 13,490,561 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		376,940
Net Asset Value Per Share		$27.94

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	294,204
Undistributed Net Investment Income	1,465
Accumulated Net Realized Gains	601
Unrealized Appreciation (Depreciation)
Investment Securities	80,659
Futures Contracts	11
Net Assets	376,940

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $583,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $581,000 of collateral received for securities on loan. The fund received additional collateral of $19,000 on the next business day.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends	5,322
Interest[1]	3
Securities Lending	71
Total Income	5,396
Expenses
The Vanguard Group—Note B
Investment Advisory Services	271
Management and Administrative	784
Marketing and Distribution	54
Custodian Fees	9
Auditing Fees	28
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,152
Net Investment Income	4,244
Realized Net Gain (Loss)
Investment Securities Sold	37,060
Futures Contracts	385
Realized Net Gain (Loss)	37,445
Change in Unrealized Appreciation (Depreciation)
Investment Securities	44,428
Futures Contracts	40
Change in Unrealized Appreciation (Depreciation)	44,468
Net Increase (Decrease) in Net Assets Resulting from Operations	86,157
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,244	2,906
Realized Net Gain (Loss)	37,445	15,584
Change in Unrealized Appreciation (Depreciation)	44,468	48,050
Net Increase (Decrease) in Net Assets Resulting from Operations	86,157	66,540
Distributions
Net Investment Income	(4,284)	(2,511)
Realized Capital Gain	—	—
Total Distributions	(4,284)	(2,511)
Capital Share Transactions
Issued	90,361	45,193
Issued in Lieu of Cash Distributions	3,965	2,343
Redeemed	(58,434)	(75,381)
Net Increase (Decrease) from Capital Share Transactions	35,892	(27,845)
Total Increase (Decrease)	117,765	36,184
Net Assets
Beginning of Period	259,175	222,991
End of Period[1]	376,940	259,175
1 Net Assets—End of Period includes undistributed net investment income of $1,465,000 and $1,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$21.37	$16.44	$16.53	$14.32	$16.60
Investment Operations
Net Investment Income	. 345	. 238.176		.154	.145
Net Realized and Unrealized Gain (Loss)
on Investments	6.585	4.888	(.126)	2.216	(2.257)
Total from Investment Operations	6.930	5.126	.050	2.370	(2.112)
Distributions
Dividends from Net Investment Income	(. 360)	(.196)	(.140)	(.160)	(.168)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 360)	(.196)	(.140)	(.160)	(.168)
Net Asset Value, End of Period	$27.94	$21.37	$16.44	$16.53	$14.32

Total Return[1]	32.94%	31.38%	0.20%	16.70%	-12.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$377	$259	$223	$178	$165
Ratio of Total Expenses to
Average Net Assets	0.38%	0.38%	0.38%	0.43%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.16%	0.89%	0.98%	1.18%
Portfolio Turnover Rate	64%	66%	64%	66%	76%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

22

Strategic Small-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

Strategic Small-Cap Equity Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	375,046	—	—
Temporary Cash Investments	2,741	200	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	377,786	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2013	18	1,929	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $14,000 from undistributed net investment income, and $2,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $36,878,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $1,896,000 of ordinary income and $606,000 of long-term capital gains available for distribution.

At September 30, 2013, the cost of investment securities for tax purposes was $297,328,000. Net unrealized appreciation of investment securities for tax purposes was $80,659,000, consisting of unrealized gains of $85,350,000 on securities that had risen in value since their purchase and $4,691,000 in unrealized losses on securities that had fallen in value since their purchase.

24

Strategic Small-Cap Equity Fund

F. During the year ended September 30, 2013, the fund purchased $228,719,000 of investment securities and sold $192,315,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	3,625	2,260
Issued in Lieu of Cash Distributions	185	128
Redeemed	(2,446)	(3,827)
Net Increase (Decrease) in Shares Outstanding	1,364	(1,439)

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Special 2013 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $4,284,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2013
			Since
	One	Five	Inception
	Year	Years	(4/24/2006)
Returns Before Taxes	32.94%	12.32%	5.81%
Returns After Taxes on Distributions	32.61	12.11	5.61
Returns After Taxes on Distributions and Sale of Fund Shares	19.08	9.84	4.59

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,132.09	$2.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.16	1.93

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112013

Annual Report | September 30, 2013

Vanguard Global Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Global Equity Fund	22.72%
MSCI All Country World Index	17.73
Global Funds Average	19.83
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Global Equity Fund	$18.21	$21.94	$0.342	$0.000

1

Chairman’s Letter

Dear Shareholder,

Favorable markets and adept stock choices combined to propel Vanguard Global Equity Fund to an impressive performance for the fiscal year ended September 30, 2013. The fund returned 22.72%, compared with 19.83%, on average, for its peer funds and 17.73% for its benchmark, the MSCI All Country World Index.

The Global Equity Fund’s holdings in the United States and the United Kingdom were instrumental to its advance. Disappointment came in the Pacific region, where the fund didn’t fully capitalize on the robust results for Japanese stocks.

This was the second straight fiscal year in which the fund returned more than 20% and outperformed its comparative standards. However, although we have great confidence in the Global Equity Fund’s advisors, we would not, of course, expect such positive results every year.

A key to reaping the potential for long-term outperformance in an actively managed fund such as yours is having the patience to weather inevitable periods of short-term underperformance. You can read more on this topic in The Bumpy Road to Outperformance, available at vanguard.com/research.

2

If you hold Vanguard Global Equity Fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

Stocks dodged obstacles to produce strong gains

Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

3

Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing growth.

Bond returns were negative despite September’s bounce

Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which declined for the year. In September, however, bonds trimmed their losses after the Fed said it would maintain the level of purchases.

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% at the end of August. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Success in U.S. equities led the fund’s 12-month performance

In keeping with its name, Vanguard Global Equity Fund has a worldwide reach, with hundreds of stock holdings

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.59%	1.42%

The fund expense ratio shown is from the prospectus dated March 1, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratio was 0.61%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Global Funds.

4

across developed and emerging markets. But in this 12-month period, it was the investments closest to home that had the biggest impact on performance.

The fund’s U.S. stocks generated a return nearly 10 percentage points better than those of their counterparts in the U.S. portion of the MSCI All Country World Index. (U.S. stocks accounted for about 46% of fund assets on average during the period, somewhat less than the benchmark’s 47%.) The advisors’ choices in the consumer discretionary, financial, and industrial sectors contributed to this strong showing.

The fund also got a boost from owning the better-performing stocks in Canada and the United Kingdom. Standouts in both countries included shares of banks and other financial firms.

Japan was a weak spot for the fund, which didn’t match the benchmark’s outsized gains fueled by Prime Minister Shinzo Abe’s efforts to awaken the country’s long-slumbering economy.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Global Equity Fund	8.50%
Spliced Global Equity Index	8.03
Global Funds Average	7.31

For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30

2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

6

The fund’s record was strong during a challenging decade

With an assist from another year of distinguished performance, Vanguard Global Equity Fund posted an average annual return of 8.50% for the decade ended September 30. As you can see in the table on page 5, the fund also outpaced its peer group’s average annual return and was ahead of its benchmark index.

This admirable long-term track record during a decade marked by the worst global recession since the Great Depression and several European sovereign-debt bailouts is a tribute to the discipline and expertise of the fund’s advisors.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity portfolios. Just as we recommend diversification within and across asset classes for an investor’s overall investments, we think significant benefits can accrue from using multiple advisory firms for a single portfolio: diversity of investment process and style, thought, and holdings.

All these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, some misconceptions exist about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2013

7

Advisors’ Report

For the fiscal year ended September 30, 2013, Vanguard Global Equity Fund returned 22.72%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 18, 2013.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	33	1,500	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	33	1,495	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Acadian Asset Management LLC	31	1,397	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
Cash Investments	3	106	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Marathon Asset Management LLP

Portfolio Managers:
Neil M. Ostrer, Co-Head of Global Equity

William J. Arah, Co-Head of Global Equity

For the fiscal year, the portfolio benefited from stock selection—most notably in North America, with significant contributions from the United Kingdom and emerging markets. An overweight position to the Japanese market more than offset the negative currency effect of the weakening yen. A small residual cash position hurt relative performance in a strong market environment.

At the stock level, the largest relative contribution came from a lack of shares in Apple, which returned –27% (in local terms) over the period. Rail company Kansas City Southern and consulting firm Towers Watson also strongly outperformed. Outside the United States, U.K. tour operator Thomas Cook benefited from a revival under new management. This coincided with stabilization in the package holiday market and an improved outlook for refinancing the company’s weak balance sheet. In Asia ex-Japan, conglomerate Ayala outperformed as the Philippine market attracted strong liquidity flows and investor attention.

Saipem, the Italian oil services group, was the worst-performing stock in the portfolio. Its reputation for consistent delivery was shattered by bribery allegations, the resignation of the longtime CEO, and his successor’s major revision of forecasts.

With U.S. companies at peak profitability, Japan and, to a lesser extent, Europe appear relatively inexpensive compared with the United States and other major markets. The portfolio maintains an overweight allocation to Japan and Europe, with a corresponding underweight to the United States. A small underweight to emerging markets reflects underlying valuations, particularly in Southeast Asia, where we reduced our exposure over the 12 months.

Growing confidence in the U.S. economy has lifted the Standard & Poor’s 500 Index to record highs. The Federal Reserve continues to provide support through its open-ended quantitative easing program, despite recent talk of tapering. It’s unclear what might follow this period of unprecedented policy response, or how the program can be withdrawn without a major shock to the system.

European equities have closed some of their valuation discount to U.S. equities in recent months but remain a relatively good value. Companies seem increasingly willing to engage in mergers and acquisitions—arguably a positive reflection on valuations and the outlook. The state of the European banking system remains a handicap, but this should not prevent larger corporations from continuing to prosper because of their relatively strong balance sheets and global orientation.

9

In Japan, investor focus has increasingly shifted toward Prime Minister Shinzo Abe’s “third arrow,” focusing on microeconomic reform and an accompanying growth strategy, with a growing sense of disappointment that little real effect has yet been achieved.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA, Partner
and Investment Manager

Malcolm MacColl, Partner
and Investment Manager

Several factors affecting the world economy over the past year have contributed to the markets’ steady rise. The U.S. economy is improving, though the specter of Federal Reserve tapering has weighed on sentiment recently. Japan is enjoying the potential for reform and reflation, and Europe seems to be turning the corner. Set against this, emerging markets continue to struggle as disappointing growth expectations weighed on sentiment.

Although we observe the machinations of the global macroeconomy, it does not drive our investment decisions or asset allocation. The continuing recovery is good news, but we are most optimistic when we listen to the companies we invest in and observe their ability to generate sustainable growth and returns for shareholders. The portfolio’s growth engines have been broad-based. Tesla Motors has further progressed toward improving the usability of electric cars. Richemont’s luxury goods “maisons” are enjoying a sales recovery in developed markets, and Prudential is reaping the rewards of recycling its U.K. profits into the more rapidly evolving Asian economies.

Our investing has focused on the improving developed markets. Because Japanese automation leaders should benefit from a weaker yen, we purchased THK (linear motion guides) and SMC (pneumatics). Our new U.S. holdings include Lincoln Electric (welding equipment) and M&T Bank (a Buffalo-based lender). We continue to seek out the most innovative companies that can dominate their markets. To this end, we have made initial investments in Facebook (social networking), Qualcomm (semiconductors and wireless device patents), and Myriad Genetics (genetic testing for disease risk).

As ever, we have relatively little to say about the short-term direction of markets. After a period of rising stock prices, we would not be surprised to see a period of increased volatility. This does not dismay us; uncertainty and volatility can provide opportunities for stock-pickers with a disciplined investment process. We remain focused on managing a balanced

10

equity portfolio of world-class growth businesses, and we are confident that we are well-placed to deliver attractive returns in the years ahead.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA,
Chief Investment Officer

Ronald D. Frashure, CFA, Chairman

Brian K. Wolahan, CFA,
Senior Vice President,
Senior Portfolio Manager

Global equities were in firmly positive territory for the 12 months, as signs of moderate growth in key economies joined continued stimulus from major central banks. Some volatility appeared later in the period as investors sought insights about the potential timing of changes in U.S. monetary policy.

The best-performing region was Europe. Equity markets got a boost from European Central Bank assurances of continued policy accommodation, from relative strength in Germany, and, later, from improvement in some weaker economies. Asian-Pacific markets posted solid gains stemming from Japanese equities, which benefited notably from the yen’s weakness and expectations of a more aggressive Bank of Japan policy. Indeed, that central bank surprised global markets in the second quarter by announcing a bolder-

than-expected set of stimulus measures. In the United States, moderate growth continued, and housing and employment indicators were generally upbeat.

Emerging-market equities notably trailed those of developed markets, hurt by a summer sell-off amid the Federal Reserve’s talk of tapering and expectations of rising U.S. interest rates. Individual market returns were wide-ranging. Countries that took advantage of prosperity in recent years to bolster reserves were better positioned to deal with outflows as investors exited those that had been depleting reserves the fastest. Despite concerns about China’s growth, expectations for a soft landing increased and helped balance a negative shift in sentiment toward the asset class.

The portfolio focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. The United States and Japan were key overweighted markets, based on bottom-up stock selection, along with South Korea, Taiwan, and China. We underweighted the United Kingdom, Switzerland, and Australia. Notable sector positioning featured an overweight to energy and an underweight to utilities.

Stock selection in the United States and France drove gains for the period, with holdings in the consumer staples and industrial sectors among the top

11

performers. The major downside for the portfolio was stock selection in Japan, where holdings in financials and telecommunications were costly. Country allocations as a whole detracted, particularly market overweighting in South Korea and Turkey and a lack of exposure to Switzerland. Sector allocations also hurt, particularly the overweight to energy and an underweight to financials.

12

Global Equity Fund

Fund Profile
As of September 30, 2013

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	720	2,414
Median Market Cap	$22.2B	$42.6B
Price/Earnings Ratio	15.7x	17.5x
Price/Book Ratio	2.0x	2.0x
Return on Equity	15.5%	16.1%
Earnings Growth
Rate	11.8%	9.0%
Dividend Yield	2.1%	2.6%
Turnover Rate	70%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.59%	—
Short-Term Reserves	1.2%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	14.4%	11.8%
Consumer Staples	10.7	10.0
Energy	6.5	9.9
Financials	19.9	21.5
Health Care	8.2	10.1
Industrials	16.0	10.8
Information Technology	15.1	12.1
Materials	4.8	6.3
Telecommunication Services	3.5	4.2
Utilities	0.9	3.3

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.98
Beta	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	1.2%
Svenska Handelsbanken
AB	Diversified Banks	1.1
Roche Holding AG	Pharmaceuticals	1.0
Nestle SA	Packaged Foods &
	Meats	1.0
Prudential plc	Life & Health
	Insurance	1.0
eBay Inc.	Internet Software &
	Services	0.8
Naspers Ltd.	Cable & Satellite	0.8
Royal Dutch Shell plc	Integrated Oil & Gas	0.8
Amazon.com Inc.	Internet Retail	0.8
China Mobile Ltd.	Wireless
	Telecommunication
	Services	0.8
Top Ten		9.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated March 1, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratio was 0.61%.

13

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.3%	8.2%
Switzerland	4.2	3.4
Sweden	2.8	1.2
France	2.1	3.6
Germany	2.1	3.3
Denmark	1.1	0.4
Ireland	1.0	0.1
Other	3.2	4.4
Subtotal	24.8%	24.6%
Pacific
Japan	10.5%	8.1%
South Korea	2.9	1.8
Australia	1.1	3.0
Hong Kong	1.0	1.2
Other	0.6	0.6
Subtotal	16.1%	14.7%
Emerging Markets
China	4.1%	2.1%
Taiwan	1.6	1.3
South Africa	1.2	0.8
Other	4.1	5.0
Subtotal	11.0%	9.2%
North America
United States	46.2%	47.5%
Canada	1.9	3.8
Subtotal	48.1%	51.3%
Middle East	0.0%	0.2%

14

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund*	22.72%	8.46%	8.50%	$22,618

•••••••• Spliced Global Equity Index	17.73	7.71	8.03	21,652
Global Funds Average	19.83	7.62	7.31	20,247
For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

15

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

For a benchmark description, see the Glossary.

16

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		7,019	0.2%

Australia †		40,985	0.9%

Austria †		2,724	0.1%

Belgium †		4,366	0.1%

Brazil †		41,941	0.9%

Canada
Magna International Inc.	261,900	21,599	0.5%
Bank of Montreal	321,700	21,471	0.5%
Canada—Other †		40,279	0.9%
		83,349	1.9%

Chile †		7,551	0.2%

China
China Mobile Ltd.	3,114,000	35,039	0.8%
* Baidu Inc. ADR	154,832	24,027	0.5%
^ Mindray Medical International Ltd. ADR	544,680	21,183	0.5%
China Construction Bank Corp.	26,246,000	20,227	0.4%
China Resources Enterprise Ltd.	5,567,117	17,716	0.4%
Bank of China Ltd.	37,357,000	17,071	0.4%
Industrial & Commercial Bank of China Ltd.	22,160,000	15,489	0.3%
Agricultural Bank of China Ltd.	2,488,000	1,147	0.0%
China—Other †		29,815	0.7%
		181,714	4.0%

Colombia †		708	0.0%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Cyprus †		486	0.0%
Czech Republic †		879	0.0%
Denmark †		48,618	1.1%
Finland †		19,675	0.4%
France
European Aeronautic Defence and Space Co. NV	480,538	30,621	0.7%
France—Other †		58,963	1.3%
		89,584	2.0%
Germany †		87,563	1.9%
Hong Kong †		43,752	1.0%
India †		22,759	0.5%
Indonesia †		7,511	0.2%
Ireland
Ryanair Holdings plc ADR	531,118	26,418	0.6%
Ireland—Other †		17,926	0.4%
		44,344	1.0%
Italy †		17,213	0.4%
Japan
^ Nippon Telegraph & Telephone Corp.	614,000	31,959	0.7%
^ Daito Trust Construction Co. Ltd.	217,200	21,736	0.5%
Japan—Other †		404,149	9.0%
		457,844	10.2%
Malaysia †		9,377	0.2%
Mexico †		24,783	0.6%
Netherlands †		37,578	0.8%
New Zealand †		1,326	0.0%
Norway
Statoil ASA	930,447	21,133	0.5%
Norway—Other †		20,105	0.4%
		41,238	0.9%
Philippines †		4,479	0.1%
Poland †		899	0.0%
Russia †		11,150	0.2%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Singapore
DBS Group Holdings Ltd.	1,846,000	24,165	0.5%
Singapore—Other †		4,605	0.1%
		28,770	0.6%
South Africa
Naspers Ltd.	408,494	37,819	0.9%
South Africa—Other †		14,210	0.3%
		52,029	1.2%
South Korea
Samsung Electronics Co. Ltd.	26,749	34,024	0.7%
Samsung Electronics Co. Ltd. GDR	33,350	21,239	0.5%
South Korea—Other †		75,025	1.7%
		130,288	2.9%

Spain †		17,606	0.4%

Sweden
Svenska Handelsbanken AB Class A	1,134,427	48,536	1.1%
Atlas Copco AB Class B	790,469	20,889	0.5%
Sweden—Other †		56,781	1.2%
		126,206	2.8%
Switzerland
Roche Holding AG	166,909	45,044	1.0%
Nestle SA	634,563	44,251	1.0%
Coca-Cola HBC AG ADR	787,200	23,514	0.5%
* Cie Financiere Richemont SA	209,913	21,032	0.5%
Switzerland—Other †		51,821	1.1%
		185,662	4.1%

Taiwan †		69,463	1.5%

Thailand †		12,227	0.3%

[1]Turkey †		28,485	0.6%

United Arab Emirates †		335	0.0%

United Kingdom
Prudential plc	2,347,621	43,676	1.0%
Royal Dutch Shell plc Class A	1,002,161	33,007	0.7%
Rolls-Royce Holdings plc	1,302,534	23,435	0.5%
Wolseley plc	422,077	21,837	0.5%
United Kingdom—Other †		231,311	5.2%
		353,266	7.9%
United States
Consumer Discretionary
* Amazon.com Inc.	113,895	35,608	0.8%
Comcast Corp. Class A	628,072	28,357	0.6%
Omnicom Group Inc.	423,849	26,889	0.6%
McDonald’s Corp.	276,042	26,558	0.6%
Harley-Davidson Inc.	395,575	25,412	0.6%
Consumer Discretionary—Other †		173,571	3.8%
		316,395	7.0%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Consumer Staples
Tyson Foods Inc. Class A	973,013	27,517	0.6%
Coca-Cola Co.	634,922	24,051	0.6%
Procter & Gamble Co.	311,640	23,557	0.5%
CVS Caremark Corp.	409,295	23,227	0.5%
Consumer Staples—Other †		103,399	2.3%
		201,751	4.5%
Energy
ConocoPhillips	397,108	27,603	0.6%
EOG Resources Inc.	129,912	21,991	0.5%
Energy—Other †		105,505	2.3%
		155,099	3.4%
Exchange-Traded Fund
2 Vanguard FTSE Emerging Markets ETF	500,300	20,067	0.4%

Financials
JPMorgan Chase & Co.	659,104	34,069	0.8%
Goldman Sachs Group Inc.	166,355	26,319	0.6%
Moody’s Corp.	339,884	23,904	0.5%
M&T Bank Corp.	201,603	22,563	0.5%
* Berkshire Hathaway Inc. Class B	188,779	21,428	0.5%
* Markel Corp.	40,684	21,065	0.5%
Financials—Other †		150,258	3.3%
		299,606	6.7%
Health Care
Johnson & Johnson	311,112	26,970	0.6%
Health Care—Other †		161,367	3.6%
		188,337	4.2%
Industrials
3M Co.	249,886	29,839	0.7%
Northrop Grumman Corp.	310,986	29,625	0.6%
Boeing Co.	222,798	26,179	0.6%
Industrials—Other †		155,657	3.5%
		241,300	5.4%
Information Technology
* eBay Inc.	680,414	37,960	0.8%
Mastercard Inc. Class A	43,931	29,556	0.7%
* Google Inc. Class A	29,052	25,447	0.6%
Computer Sciences Corp.	454,615	23,522	0.5%
Information Technology—Other †		327,221	7.3%
		443,706	9.9%
Materials
Praxair Inc.	231,164	27,788	0.6%
Materials—Other †		97,474	2.2%
		125,262	2.8%

Telecommunication Services †		927	0.0%
		1,992,450	44.3%
Total Common Stocks (Cost $3,624,139)		4,338,202	96.4%[3]

Global Equity Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.112%	237,974,890	237,975	5.3%

6U.S. Government and Agency Obligations †			7,496	0.2%
Total Temporary Cash Investments (Cost $245,473)			245,471	5.5%[3]
Total Investments (Cost $3,869,612)			4,583,673	101.9%
Other Assets and Liabilities
Other Assets			32,101	0.7%
Liabilities[5]			(117,232)	(2.6%)
			(85,131)	(1.9%)
Net Assets			4,498,542	100.0%

Net Assets
Applicable to 205,021,234 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,498,542
Net Asset Value Per Share				$21.94

At September 30, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				4,823,283
Undistributed Net Investment Income				43,866
Accumulated Net Realized Losses				(1,082,680)
Unrealized Appreciation (Depreciation)
Investment Securities				714,061
Futures Contracts				(692)
Forward Currency Contracts				604
Foreign Currencies				100
Net Assets				4,498,542

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $77,612,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Includes a security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of this security was $730,000, representing 0.0% of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 3.2%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $86,669,000 of collateral received for securities on loan.
6 Securities with a value of $5,298,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	94,598
Interest[2]	219
Securities Lending	1,956
Total Income	96,773
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,187
Performance Adjustment	2,954
The Vanguard Group—Note C
Management and Administrative	11,194
Marketing and Distribution	715
Custodian Fees	573
Auditing Fees	40
Shareholders’ Reports	60
Trustees’ Fees and Expenses	13
Total Expenses	25,736
Net Investment Income	71,037
Realized Net Gain (Loss)
Investment Securities Sold[2]	762,840
Futures Contracts	20,454
Foreign Currencies and Forward Currency Contracts	(4,025)
Realized Net Gain (Loss)	779,269
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,664
Futures Contracts	(170)
Foreign Currencies and Forward Currency Contracts	691
Change in Unrealized Appreciation (Depreciation)	11,185
Net Increase (Decrease) in Net Assets Resulting from Operations	861,491
1 Dividends are net of foreign withholding taxes of $3,427,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $578,000, $219,000, and
$1,052,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,037	66,820
Realized Net Gain (Loss)	779,269	(21,470)
Change in Unrealized Appreciation (Depreciation)	11,185	665,717
Net Increase (Decrease) in Net Assets Resulting from Operations	861,491	711,067
Distributions
Net Investment Income	(71,970)	(76,902)
Realized Capital Gain	—	—
Total Distributions	(71,970)	(76,902)
Capital Share Transactions
Issued	518,731	452,881
Issued in Lieu of Cash Distributions	68,497	72,488
Redeemed	(731,455)	(636,233)
Net Increase (Decrease) from Capital Share Transactions	(144,227)	(110,864)
Total Increase (Decrease)	645,294	523,301
Net Assets
Beginning of Period	3,853,248	3,329,947
End of Period[1]	4,498,542	3,853,248
1 Net Assets—End of Period includes undistributed net investment income of $43,866,000 and $30,043,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.21	$15.24	$16.74	$15.49	$16.64
Investment Operations
Net Investment Income	. 342.320		.345[1]	.314	.371
Net Realized and Unrealized Gain (Loss)
on Investments	3.730	3.012	(1.525)	1.292	(.948)
Total from Investment Operations	4.072	3.332	(1.180)	1.606	(.577)
Distributions
Dividends from Net Investment Income	(.342)	(. 362)	(. 320)	(. 356)	(. 573)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.342)	(. 362)	(. 320)	(. 356)	(. 573)
Net Asset Value, End of Period	$21.94	$18.21	$15.24	$16.74	$15.49

Total Return[2]	22.72%	22.20%	-7.31%	10.51%	-2.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,499	$3,853	$3,330	$3,906	$3,813
Ratio of Total Expenses to
Average Net Assets[3]	0.61%	0.57%	0.54%	0.44%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.82%	1.92%	1.94%	2.55%
Portfolio Turnover Rate	70%	67%	44%	64%	71%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.02%, (0.02%), (0.11%), and (0.13%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counter-parties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements

Global Equity Fund

provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $2,954,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $519,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Global Equity Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	289,957	2,055,795	—
Common Stocks—United States	1,992,450	—	—
Temporary Cash Investments	237,975	7,496	—
Futures Contracts—Liabilities[1]	(947)	—	—
Forward Currency Contracts—Assets	—	617	—
Forward Currency Contracts—Liabilities	—	(13)	—
Total	2,519,435	2,063,895	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	617	617
Liabilities	(947)	(13)	(960)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	20,454	—	20,454
Forward Currency Contracts	—	(2,530)	(2,530)
Realized Net Gain (Loss) on Derivatives	20,454	(2,530)	17,924

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(170)	—	(170)
Forward Currency Contracts	—	689	689
Change in Unrealized Appreciation (Depreciation) on Derivatives	(170)	689	519

Global Equity Fund

At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	146	61,112	(623)
FTSE 100 Index	December 2013	128	13,327	(276)
Dow Jones EURO STOXX 50 Index	December 2013	325	12,666	81
Topix Index	December 2013	82	9,999	146
S&P ASX 200 Index	December 2013	50	6,105	(20)

Unrealized appreciation (depreciation) on open S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	12/27/13	GBP	8,412	USD	13,368	242
Morgan Stanley Capital Services Inc.	12/27/13	EUR	9,334	USD	12,464	166
Morgan Stanley Capital Services Inc.	12/17/13	JPY	968,063	USD	9,645	209
Morgan Stanley Capital Services Inc.	12/24/13	AUD	6,558	USD	6,097	(13)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At September 30, 2013, the counterparty had deposited in segregated accounts securities with a value of $829,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Global Equity Fund

During the year ended September 30, 2013, the fund realized net foreign currency losses of $1,495,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $16,251,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2013, had unrealized appreciation of $8,594,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at September 30, 2013, the fund had $61,131,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $765,566,000 to offset taxable capital gains realized during the year ended September 30, 2013. At September 30, 2013, the fund had available capital losses totaling $1,083,047,000 to offset future net capital gains through September 30, 2018.

At September 30, 2013, the cost of investment securities for tax purposes was $3,879,011,000. Net unrealized appreciation of investment securities for tax purposes was $704,662,000, consisting of unrealized gains of $808,813,000 on securities that had risen in value since their purchase and $104,151,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2013, the fund purchased $2,835,284,000 of investment securities and sold $3,021,796,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	26,345	26,113
Issued in Lieu of Cash Distributions	3,713	4,542
Redeemed	(36,671)	(37,464)
Net Increase (Decrease) in Shares Outstanding	(6,613)	(6,809)

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund: In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2013

Special 2013 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,089,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $53,295,000 and foreign taxes paid of $3,579,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.72%	8.46%	8.50%
Returns After Taxes on Distributions	22.39	8.04	7.85
Returns After Taxes on Distributions and Sale of Fund Shares	13.37	6.71	6.97

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,085.06	$3.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.01	3.09

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.61%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $122,000 Fiscal Year Ended September 30, 2012: $122,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113 Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950 Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000 Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000 Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000 Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)

Common Stocks (96.4%)[1]
Argentina (0.2%)
Arcos Dorados Holdings Inc. Class A	592,347	7,019

Australia (0.9%)
Brambles Ltd.	1,704,100	14,492
Amcor Ltd.	570,810	5,569
Australia & New Zealand Banking Group Ltd.	77,035	2,215
* Alumina Ltd.	2,032,921	1,943
Iluka Resources Ltd.	173,561	1,861
BHP Billiton Ltd.	55,360	1,842
Coca-Cola Amatil Ltd.	156,839	1,796
* BlueScope Steel Ltd.	323,680	1,414
Fairfax Media Ltd.	2,814,384	1,408
Orica Ltd.	74,040	1,387
Cochlear Ltd.	20,840	1,177
Toll Holdings Ltd.	201,372	1,097
* Transpacific Industries Group Ltd.	1,139,646	1,041
SAI Global Ltd.	239,308	992
Santos Ltd.	69,318	977
DuluxGroup Ltd.	176,295	868
Goodman Fielder Ltd.	843,657	559
Ansell Ltd.	17,774	347
		40,985
Austria (0.1%)
Wienerberger AG	55,404	973
Andritz AG	15,102	889
Oesterreichische Post AG	19,002	862
		2,724
Belgium (0.1%)
Anheuser-Busch InBev NV	44,013	4,366

Brazil (0.9%)
BM&FBovespa SA	2,024,900	11,311
Petroleo Brasileiro SA Prior Pfd.	1,037,100	8,591
Petroleo Brasileiro SA ADR Type A	430,000	7,194
Vale SA Prior Pfd.	299,100	4,257
EDP - Energias do Brasil SA	587,900	3,199
Cia Energetica de Minas Gerais Prior Pfd.	174,300	1,513
Telefonica Brasil SA Prior Pfd.	64,800	1,438
* B2W Cia Digital	176,800	1,130
Totvs SA	65,100	1,101
Cremer SA	106,800	710
Tim Participacoes SA	145,100	673
Telefonica Brasil SA ADR	22,084	496
Petroleo Brasileiro SA ADR	21,200	328
		41,941
Canada (1.9%)
Magna International Inc.	261,900	21,599
Bank of Montreal	321,700	21,471
Fairfax Financial Holdings Ltd.	41,970	17,105
Rogers Communications Inc. Class B	199,007	8,557
^ Ritchie Bros Auctioneers Inc.	398,952	8,051
Canadian Natural Resources Ltd.	159,800	5,022
Canadian Imperial Bank of Commerce	15,300	1,219
Empire Co. Ltd.	4,500	325
		83,349
Chile (0.2%)
Enersis SA ADR	350,783	5,634
Vina Concha y Toro SA	1,014,305	1,917
		7,551
China (4.0%)
China Mobile Ltd.	3,114,000	35,039

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

			Market
			Value
		Shares	($000)
*	Baidu Inc. ADR	154,832	24,027
^	Mindray Medical International Ltd. ADR	544,680	21,183
	China Construction Bank Corp.	26,246,000	20,227
	China Resources Enterprise Ltd.	5,567,117	17,716
	Bank of China Ltd.	37,357,000	17,071
	Industrial & Commercial Bank of China Ltd.	22,160,000	15,489
	Tsingtao Brewery Co. Ltd.	1,600,000	12,183
	Shandong Weigao Group Medical Polymer Co. Ltd.	7,728,000	7,587
	Shui On Land Ltd.	8,914,500	2,871
	China Mengniu Dairy Co. Ltd.	615,000	2,759
	Yingde Gases Group Co. Ltd.	2,132,000	2,088
*	Li Ning Co. Ltd.	1,925,500	1,517
	Agricultural Bank of China Ltd.	2,488,000	1,147
*	Ctrip.com International Ltd. ADR	9,278	542
	Yip's Chemical Holdings Ltd.	308,000	268
			181,714
Colombia (0.0%)
	Bancolombia SA ADR	12,300	708

Cyprus (0.0%)
	Globaltrans Investment plc GDR	33,512	486

Czech Republic (0.0%)
	Komercni Banka AS	3,952	879

Denmark (1.1%)
	Carlsberg A/S Class B	185,631	19,132
*	Jyske Bank A/S	165,007	8,205
	Coloplast A/S Class B	123,885	7,056
*	Vestas Wind Systems A/S	189,576	4,775
	GN Store Nord A/S	163,554	3,444
*	William Demant Holding A/S	27,397	2,533
	Novo Nordisk A/S Class B	7,084	1,200
*	Danske Bank A/S	52,793	1,138
	Topdanmark A/S	26,998	695
	AP Moeller - Maersk A/S Class B	48	440
			48,618
Finland (0.4%)
	Sampo	173,758	7,475
	Tikkurila Oyj	242,820	6,479
	Metso Oyj	76,551	3,008
	Tieto Oyj	43,869	937
	Neste Oil Oyj	29,155	645
	Wartsila OYJ Abp	13,820	625
	Cargotec Oyj Class B	10,414	404
*,^	Outokumpu Oyj	151,829	102
			19,675
France (2.0%)
	European Aeronautic Defence and Space Co. NV	480,538	30,621
	BNP Paribas SA	235,443	15,926
	Legrand SA	181,831	10,091
	Air Liquide SA	36,135	5,035
	Sanofi	46,062	4,665
	L'Oreal SA	15,979	2,743
	AXA SA	112,338	2,607
	Euler Hermes SA	20,791	2,539
*,^	Air France-KLM	199,412	1,986
	Thales SA	32,583	1,791
	Carrefour SA	51,159	1,755
^	Neopost SA	23,203	1,690
	Groupe Eurotunnel SA	168,965	1,540
	ArcelorMittal	109,190	1,497
	Eurofins Scientific	5,490	1,383
	Vallourec SA	13,312	798

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
Technip SA	5,717	671
Edenred	18,238	592
^ Total SA	10,039	582
Imerys SA	5,316	371
Vicat	5,191	369
Nexity SA	9,290	332
		89,584
Germany (1.9%)
* Deutsche Lufthansa AG	834,641	16,282
Muenchener Rueckversicherungs AG	66,894	13,077
Deutsche Boerse AG	151,974	11,437
Merck KGaA	54,230	8,464
BASF SE	61,813	5,928
Fresenius Medical Care AG & Co. KGaA	85,025	5,528
Allianz SE	32,348	5,089
Bayerische Motoren Werke AG	38,010	4,088
Volkswagen AG Prior Pfd.	17,101	4,032
Deutsche Telekom AG	239,577	3,470
Continental AG	9,652	1,636
E.ON SE	80,795	1,438
Suedzucker AG	44,182	1,301
* TUI AG	90,047	1,150
Siemens AG	8,831	1,065
Adidas AG	6,476	702
GEA Group AG	14,638	602
Fielmann AG	4,829	511
Hannover Rueck SE	6,653	489
Henkel AG & Co. KGaA Prior Pfd.	4,275	441
Axel Springer AG	7,818	436
Gildemeister AG	14,555	397
		87,563
Hong Kong (1.0%)
Jardine Matheson Holdings Ltd.	297,200	16,323
Hutchison Whampoa Ltd.	780,000	9,355
Esprit Holdings Ltd.	3,196,814	5,119
HSBC Holdings plc	333,600	3,613
CLP Holdings Ltd.	311,000	2,533
First Pacific Co. Ltd.	2,039,250	2,254
Hongkong & Shanghai Hotels	1,101,458	1,666
Television Broadcasts Ltd.	203,300	1,283
Goodbaby International Holdings Ltd.	1,484,000	747
SmarTone Telecommunications Holdings Ltd.	325,476	431
Texwinca Holdings Ltd.	178,823	166
New World Development Co. Ltd.	104,000	156
* Next Media Ltd.	1,100,000	106
		43,752
India (0.5%)
ICICI Bank Ltd.	723,100	10,297
CESC Ltd.	1,025,200	5,553
Infosys Ltd.	56,146	2,698
Axis Bank Ltd.	150,918	2,433
Idea Cellular Ltd.	661,039	1,778
		22,759
Indonesia (0.2%)
Bank Negara Indonesia Persero Tbk PT	12,626,611	4,439
Telekomunikasi Indonesia Persero Tbk PT ADR	52,934	1,922
* Telekomunikasi Indonesia Persero Tbk PT	4,892,500	889
Gajah Tunggal Tbk PT	1,297,186	261
		7,511
Ireland (1.0%)
Ryanair Holdings plc ADR	531,118	26,418
Dragon Oil plc	756,147	7,124
CRH plc	206,880	4,969

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

			Market
			Value
		Shares	($000)
*	Bank of Ireland	10,783,759	3,059
	Paddy Power plc	24,872	1,994
	Irish Continental Group plc	21,959	759
*	Independent News & Media plc	318,558	21
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			44,344
Italy (0.4%)
^	Piaggio & C SPA	2,113,081	5,588
	Luxottica Group SPA ADR	86,748	4,560
	Saipem SPA	155,065	3,368
	Luxottica Group SPA	17,912	949
	UniCredit SPA	125,676	803
	Exor SPA	19,437	732
	Intesa Sanpaolo SPA (Registered)	271,717	562
	Davide Campari-Milano SPA	64,138	557
*	Finmeccanica SPA	15,733	94
			17,213
Japan (10.2%)
^	Nippon Telegraph & Telephone Corp.	614,000	31,959
^	Daito Trust Construction Co. Ltd.	217,200	21,736
	Hitachi Ltd.	3,093,000	20,495
	Namco Bandai Holdings Inc.	1,078,350	20,164
	Sumitomo Mitsui Financial Group Inc.	351,400	17,017
	Daiwa House Industry Co. Ltd.	848,000	16,020
	Yamaha Motor Co. Ltd.	1,062,500	15,627
	Toyota Motor Corp.	220,400	14,136
	THK Co. Ltd.	623,800	13,895
	Otsuka Holdings Co. Ltd.	441,400	12,799
	Inpex Corp.	1,068,400	12,627
	SMC Corp.	52,700	12,578
*	Olympus Corp.	362,000	11,058
	Tokyo Electron Ltd.	194,500	10,464
	NTT Data Corp.	287,500	9,730
	Secom Co. Ltd.	152,700	9,571
	Kao Corp.	278,700	8,703
	East Japan Railway Co.	99,200	8,550
	Mitsubishi UFJ Financial Group Inc.	1,297,000	8,319
	Rohm Co. Ltd.	190,200	7,843
	Yamato Holdings Co. Ltd.	337,200	7,616
	Seven & I Holdings Co. Ltd.	191,600	7,024
	FUJIFILM Holdings Corp.	284,800	6,864
	Dai-ichi Life Insurance Co. Ltd.	456,600	6,539
	MS&AD Insurance Group Holdings	249,100	6,529
*	Fujitsu Ltd.	1,686,000	6,311
	Astellas Pharma Inc.	106,600	5,445
	Central Japan Railway Co.	39,600	5,083
	Alfresa Holdings Corp.	87,800	4,533
	Isetan Mitsukoshi Holdings Ltd.	299,100	4,447
	Kirin Holdings Co. Ltd.	295,000	4,307
	Mitsubishi Heavy Industries Ltd.	731,000	4,216
^	ITOCHU Corp.	342,000	4,213
	Obayashi Corp.	690,000	4,129
	Sekisui House Ltd.	301,000	4,060
	Dentsu Inc.	106,400	4,059
	Toyo Seikan Group Holdings Ltd.	205,100	4,042
	Tokyo Gas Co. Ltd.	725,000	3,977
	Mitsubishi Estate Co. Ltd.	133,000	3,942
	Toyo Suisan Kaisha Ltd.	123,000	3,611
	Daiwa Securities Group Inc.	374,000	3,375
^	KDDI Corp.	63,822	3,280
	USS Co. Ltd.	224,400	3,249
	Sumitomo Electric Industries Ltd.	217,000	3,156
	LIXIL Group Corp.	147,200	3,035
	Resona Holdings Inc.	577,100	2,963

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
Mitsubishi Corp.	135,600	2,753
^ NTT DOCOMO Inc.	160,900	2,607
Nippon Meat Packers Inc.	181,000	2,598
Sega Sammy Holdings Inc.	89,900	2,594
NKSJ Holdings Inc.	96,100	2,479
Marui Group Co. Ltd.	260,100	2,444
^ Sumitomo Forestry Co. Ltd.	221,800	2,412
Shimizu Corp.	433,000	2,116
JX Holdings Inc.	402,350	2,091
Nintendo Co. Ltd.	16,800	1,903
Onward Holdings Co. Ltd.	214,000	1,888
Chiba Bank Ltd.	256,000	1,875
West Japan Railway Co.	41,900	1,796
Hitachi Metals Ltd.	141,000	1,738
Japan Airlines Co. Ltd.	28,600	1,733
Shiseido Co. Ltd.	93,800	1,689
Japan Exchange Group Inc.	74,300	1,652
Toyota Industries Corp.	35,700	1,546
Azbil Corp.	59,700	1,389
Bank of Yokohama Ltd.	242,000	1,388
Kinden Corp.	128,000	1,381
SKY Perfect JSAT Holdings Inc.	250,900	1,308
^ Daihatsu Motor Co. Ltd.	61,000	1,185
Calsonic Kansei Corp.	217,000	1,165
Taiyo Nippon Sanso Corp.	160,000	1,075
Yamada Denki Co. Ltd.	311,000	920
Fukuoka Financial Group Inc.	181,000	820
* Nippon Suisan Kaisha Ltd.	353,900	762
Seino Holdings Co. Ltd.	45,000	461
Maeda Road Construction Co. Ltd.	27,000	448
Misawa Homes Co. Ltd.	28,000	445
Nippo Corp.	24,000	411
Aoyama Trading Co. Ltd.	14,900	407
Toho Holdings Co. Ltd.	19,400	354
Fuji Soft Inc.	16,300	309
Kuroda Electric Co. Ltd.	21,700	290
MediPal Holdings Corp.	23,500	290
IT Holdings Corp.	21,900	277
Yellow Hat Ltd.	14,700	275
Suzuken Co. Ltd.	8,300	273
Iwatani Corp.	65,000	263
Konaka Co. Ltd.	27,400	259
Gulliver International Co. Ltd.	41,900	251
^ Geo Holdings Corp.	24,400	228
		457,844
Malaysia (0.2%)
Tenaga Nasional Bhd.	2,626,700	7,280
AirAsia Bhd.	2,326,800	1,827
Malayan Banking Bhd.	89,500	270
		9,377
Mexico (0.6%)
America Movil SAB de CV ADR	849,545	16,829
America Movil SAB de CV	4,355,933	4,326
Grupo Comercial Chedraui SA de CV	984,200	3,116
* Cemex SAB de CV ADR	45,760	512
		24,783
Netherlands (0.8%)
Unilever NV	539,663	20,597
Heineken NV	55,229	3,913
* CNH Industrial NV	268,720	3,446
Koninklijke Boskalis Westminster NV	68,256	3,026
Koninklijke Philips NV	80,868	2,609
* Koninklijke KPN NV	767,014	2,442

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
ASML Holding NV	8,885	878
Randstad Holding NV	9,516	537
TNT Express NV	9,343	85
* PostNL NV	10,477	45
		37,578
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	678,665	1,309
PGG Wrightson Ltd.	51,996	17
		1,326
Norway (0.9%)
Statoil ASA	930,447	21,133
Schibsted ASA	215,137	11,092
Norsk Hydro ASA	1,488,817	6,175
DNB ASA	170,860	2,595
* Storebrand ASA	43,793	243
		41,238
Philippines (0.1%)
Energy Development Corp.	24,791,300	3,105
Lopez Holdings Corp.	13,195,849	1,374
		4,479
Poland (0.0%)
Bank Pekao SA	9,958	569
Tauron Polska Energia SA	215,055	330
		899
Russia (0.2%)
Sberbank of Russia ADR	581,621	6,999
Lukoil OAO ADR	52,706	3,335
Sistema JSFC GDR	25,109	652
LSR Group GDR	38,340	164
		11,150
Singapore (0.6%)
DBS Group Holdings Ltd.	1,846,000	24,165
Great Eastern Holdings Ltd.	246,000	3,345
GuocoLeisure Ltd.	1,185,000	771
United Industrial Corp. Ltd.	160,000	389
* STATS ChipPAC Ltd.	384,000	100
		28,770
South Africa (1.2%)
Naspers Ltd.	408,494	37,819
Standard Bank Group Ltd.	425,168	5,076
MTN Group Ltd.	173,469	3,387
Old Mutual plc	713,329	2,160
African Bank Investments Ltd.	850,101	1,411
Anglo American plc Ordinary Shares	49,848	1,223
Liberty Holdings Ltd.	43,283	505
MMI Holdings Ltd.	97,905	238
RMI Holdings	78,636	210
		52,029
South Korea (2.9%)
Samsung Electronics Co. Ltd.	26,749	34,024
Samsung Electronics Co. Ltd. GDR	33,350	21,239
Hyundai Motor Co.	86,810	20,254
Kia Motors Corp.	261,043	15,847
SK Holdings Co. Ltd.	60,007	10,833
Shinhan Financial Group Co. Ltd.	113,720	4,627
* LG Display Co. Ltd.	186,430	4,489
Hana Financial Group Inc.	124,631	4,271
Kolon Industries Inc.	51,135	2,706
S-1 Corp.	42,841	2,578
KB Financial Group Inc.	69,067	2,432
Lotte Shopping Co. Ltd.	6,653	2,355
LG Uplus Corp.	188,950	2,031
SK Telecom Co. Ltd.	8,519	1,742

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
NAVER Corp.	1,660	860
		130,288
Spain (0.4%)
Distribuidora Internacional de Alimentacion SA	862,358	7,476
* Banco Santander SA	387,417	3,159
Viscofan SA	37,378	2,136
Acerinox SA	120,163	1,378
* Mediaset Espana Comunicacion SA	113,793	1,311
Acciona SA	19,519	1,113
* Telefonica SA	66,425	1,033
		17,606
Sweden (2.8%)
Svenska Handelsbanken AB Class A	1,134,427	48,536
Atlas Copco AB Class B	790,469	20,889
Investor AB Class B	459,043	13,922
Volvo AB Class B	870,388	13,043
Swedish Match AB	267,132	9,424
Assa Abloy AB Class B	148,638	6,830
Nordea Bank AB	544,182	6,567
Telefonaktiebolaget LM Ericsson Class B	208,137	2,772
Skandinaviska Enskilda Banken AB Class A	222,624	2,360
Modern Times Group AB Class B	26,261	1,370
Millicom International Cellular SA	3,333	295
Oriflame Cosmetics SA	6,251	198
		126,206
Switzerland (4.1%)
Roche Holding AG	166,909	45,044
Nestle SA	634,563	44,251
Coca-Cola HBC AG ADR	787,200	23,514
* Cie Financiere Richemont SA	209,913	21,032
Schindler Holding AG	131,289	19,727
Novartis AG	160,853	12,372
Geberit AG	42,104	11,377
Adecco SA	37,585	2,681
UBS AG	115,682	2,371
Sonova Holding AG	12,029	1,497
Logitech International SA	102,558	904
Helvetia Holding AG	1,034	459
ABB Ltd.	18,317	433
		185,662
Taiwan (1.5%)
Fubon Financial Holding Co. Ltd.	13,957,279	19,317
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,088,578	18,462
United Microelectronics Corp.	20,388,000	8,722
Hon Hai Precision Industry Co. Ltd.	3,278,000	8,413
Yungtay Engineering Co. Ltd.	1,627,000	4,272
Delta Electronics Inc.	807,000	3,919
Taiwan Semiconductor Manufacturing Co. Ltd.	1,029,285	3,505
Taishin Financial Holding Co. Ltd.	3,140,915	1,451
* Innolux Corp.	2,627,000	1,262
King Yuan Electronics Co. Ltd.	203,000	140
		69,463
Thailand (0.3%)
Advanced Info Service PCL	491,700	4,018
Thanachart Capital PCL	2,679,600	2,831
Bangkok Bank PCL (Foreign)	321,300	2,025
Krung Thai Bank PCL	3,201,200	1,967
* Advanced Info Service PCL (Local)	67,400	551
Krung Thai Bank PCL (Foreign)	913,100	531
PTT Global Chemical PCL	127,400	304
		12,227

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
Turkey (0.6%)
Turkiye Is Bankasi	3,510,445	9,281
Turkiye Garanti Bankasi AS	2,282,605	9,004
Tupras Turkiye Petrol Rafinerileri AS	131,739	2,784
BIM Birlesik Magazalar AS	108,539	2,235
Turkiye Garanti Bankasi AS ADR	530,100	2,101
KOC Holding AS	317,664	1,467
* Asya Katilim Bankasi AS	933,447	883
2 Ulker Biskuvi Sanayi AS	106,656	730
		28,485
United Arab Emirates (0.0%)
DP World Ltd.	20,737	335

United Kingdom (7.9%)
Prudential plc	2,347,621	43,676
Royal Dutch Shell plc Class A	1,002,161	33,007
Rolls-Royce Holdings plc	1,302,534	23,435
Wolseley plc	422,077	21,837
Reckitt Benckiser Group plc	237,634	17,375
Vodafone Group plc	4,901,197	17,202
Bunzl plc	681,225	14,756
British American Tobacco plc	257,845	13,570
WPP plc	518,483	10,655
Hays plc	5,482,397	10,514
Intertek Group plc	149,681	8,016
BP plc	954,652	6,693
Compass Group plc	390,671	5,374
Diageo plc	167,863	5,336
Capita plc	322,916	5,205
Aggreko plc	199,806	5,185
* Lloyds Banking Group plc	4,092,343	4,873
AstraZeneca plc	92,347	4,801
* Thomas Cook Group plc	1,897,702	4,717
Rightmove plc	119,772	4,592
Unilever plc	117,120	4,554
BHP Billiton plc	122,904	3,615
ITV plc	1,269,841	3,603
BAE Systems plc	472,696	3,474
Informa plc	408,361	3,470
International Personal Finance plc	336,940	3,329
* Sage Group plc	621,165	3,317
G4S plc	792,142	3,263
Reed Elsevier plc	230,694	3,110
Tesco plc	534,068	3,105
Royal Dutch Shell plc Class B	89,327	3,082
Associated British Foods plc	100,257	3,043
Rio Tinto plc	62,113	3,032
Provident Financial plc	112,284	3,020
Experian plc	145,209	2,765
Barclays plc	555,999	2,376
Rexam plc	288,291	2,246
Spectris plc	60,292	2,152
3i Group plc	363,406	2,139
TUI Travel plc	357,971	2,130
Stagecoach Group plc	396,250	2,091
Glencore Xstrata plc	365,553	1,991
Carnival plc	57,174	1,937
Smiths Group plc	83,952	1,899
ICAP plc	300,664	1,819
Admiral Group plc	79,523	1,586
Homeserve plc	356,925	1,482
IG Group Holdings plc	145,871	1,367
DCC plc	30,393	1,244

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
WH Smith plc	80,357	1,075
Devro plc	177,110	929
Cable & Wireless Communications plc	1,432,083	918
Mondi plc	52,859	892
QinetiQ Group plc	283,675	879
British Sky Broadcasting Group plc	54,678	770
Ladbrokes plc	243,150	666
IMI plc	25,589	602
Jupiter Fund Management plc	98,070	582
* Perform Group plc	64,133	581
Home Retail Group plc	205,092	557
AMEC plc	31,826	553
Millennium & Copthorne Hotels plc	59,808	537
Daily Mail & General Trust plc	42,809	528
GlaxoSmithKline plc	20,847	524
Michael Page International plc	65,306	521
* Barratt Developments plc	103,930	518
Smith & Nephew plc	40,529	506
Bwin.Party Digital Entertainment plc	249,695	493
Centrica plc	79,859	478
Close Brothers Group plc	24,027	455
Petrofac Ltd.	19,710	448
National Express Group plc	100,208	416
Standard Chartered plc	15,190	364
CSR plc	42,081	351
BP plc ADR	8,286	348
Northgate plc	29,242	204
* Barclays plc Rights Expire 10/2/2013	138,999	182
Anglo American plc London Shares	7,120	175
GVC Holdings plc	28,002	154
* Connaught plc	103,081	—
		353,266
United States (44.3%)
Consumer Discretionary (7.0%)
* Amazon.com Inc.	113,895	35,608
Comcast Corp. Class A	628,072	28,357
Omnicom Group Inc.	423,849	26,889
McDonald's Corp.	276,042	26,558
Harley-Davidson Inc.	395,575	25,412
* CarMax Inc.	378,869	18,364
Walt Disney Co.	281,439	18,150
* Tesla Motors Inc.	91,140	17,628
Royal Caribbean Cruises Ltd.	426,739	16,336
Dillard's Inc. Class A	205,398	16,083
CBS Corp. Class B	268,631	14,818
* TripAdvisor Inc.	190,873	14,476
* Mohawk Industries Inc.	109,636	14,280
Time Warner Inc.	214,089	14,089
* Bed Bath & Beyond Inc.	129,238	9,998
Weight Watchers International Inc.	95,471	3,568
* Apollo Group Inc. Class A	166,246	3,460
* Red Robin Gourmet Burgers Inc.	30,932	2,199
* Smith & Wesson Holding Corp.	124,617	1,369
* LeapFrog Enterprises Inc.	134,150	1,264
PetMed Express Inc.	70,811	1,153
Cracker Barrel Old Country Store Inc.	9,733	1,005
* Multimedia Games Holding Co. Inc.	24,709	854
Valassis Communications Inc.	15,186	439
* EW Scripps Co. Class A	21,340	392
Destination Maternity Corp.	11,763	374
* Capella Education Co.	6,318	357
* Bridgepoint Education Inc.	18,526	334
* hhgregg Inc.	16,737	300
* TravelCenters of America LLC	37,490	294

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
* Overstock.com Inc.	9,904	294
* Liberty Ventures Class A	3,297	291
* Citi Trends Inc.	15,977	279
Brown Shoe Co. Inc.	11,790	277
Ruth's Hospitality Group Inc.	23,318	276
* Kirkland's Inc.	14,000	258
Entravision Communications Corp. Class A	38,034	224
* Nautilus Inc.	12,217	88
* Sun-Times Media Group Inc. Class A	130,959	—
		316,395
Consumer Staples (4.5%)
Tyson Foods Inc. Class A	973,013	27,517
Coca-Cola Co.	634,922	24,051
Procter & Gamble Co.	311,640	23,557
CVS Caremark Corp.	409,295	23,227
PepsiCo Inc.	242,391	19,270
Kroger Co.	426,898	17,221
Colgate-Palmolive Co.	287,178	17,030
Estee Lauder Cos. Inc. Class A	123,184	8,611
Dean Foods Co.	441,823	8,527
Costco Wholesale Corp.	69,405	7,990
* Rite Aid Corp.	1,560,555	7,428
Universal Corp.	88,191	4,492
JM Smucker Co.	39,973	4,199
Clorox Co.	47,054	3,845
Sanderson Farms Inc.	43,996	2,870
* Omega Protein Corp.	52,359	532
* Harbinger Group Inc.	31,329	325
* Pantry Inc.	27,035	300
Inter Parfums Inc.	9,987	299
Andersons Inc.	3,992	279
* Central Garden and Pet Co. Class A	26,454	181
		201,751
Energy (3.4%)
ConocoPhillips	397,108	27,603
EOG Resources Inc.	129,912	21,991
Phillips 66	334,409	19,336
* Ultra Petroleum Corp.	831,110	17,096
Valero Energy Corp.	476,649	16,278
Marathon Petroleum Corp.	236,542	15,214
National Oilwell Varco Inc.	136,297	10,646
Western Refining Inc.	237,234	7,126
* Exterran Holdings Inc.	149,468	4,121
Delek US Holdings Inc.	186,554	3,934
Exxon Mobil Corp.	36,702	3,158
Alon USA Energy Inc.	209,096	2,135
Green Plains Renewable Energy Inc.	81,984	1,316
* Renewable Energy Group Inc.	61,950	939
* Stone Energy Corp.	26,026	844
Energy XXI Bermuda Ltd.	26,946	814
* Swift Energy Co.	57,376	655
* Newpark Resources Inc.	35,586	451
* Cloud Peak Energy Inc.	22,360	328
Comstock Resources Inc.	18,091	288
* Forest Oil Corp.	46,720	285
* Unit Corp.	5,989	278
* C&J Energy Services Inc.	13,095	263
		155,099
Exchange-Traded Fund (0.4%)
3 Vanguard FTSE Emerging Markets ETF	500,300	20,067

Financials (6.7%)
JPMorgan Chase & Co.	659,104	34,069
Goldman Sachs Group Inc.	166,355	26,319

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

			Market
			Value
		Shares	($000)
	Moody's Corp.	339,884	23,904
	M&T Bank Corp.	201,603	22,563
*	Berkshire Hathaway Inc. Class B	188,779	21,428
*	Markel Corp.	40,684	21,065
	TD Ameritrade Holding Corp.	649,698	17,009
	New York Community Bancorp Inc.	1,070,730	16,179
	Franklin Resources Inc.	303,887	15,361
	First Republic Bank	328,569	15,321
	US Bancorp	302,570	11,068
	Assurant Inc.	179,085	9,689
	Progressive Corp.	298,542	8,129
	Chubb Corp.	88,918	7,937
	American Express Co.	87,805	6,631
*	PHH Corp.	276,586	6,566
	Wells Fargo & Co.	132,773	5,486
	Lazard Ltd. Class A	147,544	5,315
	Legg Mason Inc.	154,249	5,158
	RenaissanceRe Holdings Ltd.	51,981	4,706
	Cash America International Inc.	85,483	3,871
	American Equity Investment Life Holding Co.	166,399	3,531
	Citigroup Inc.	45,633	2,214
*	World Acceptance Corp.	23,977	2,156
	Platinum Underwriters Holdings Ltd.	23,749	1,419
	Stewart Information Services Corp.	26,115	835
*	United Community Banks Inc.	24,242	364
	Union First Market Bankshares Corp.	13,734	321
*	Investment Technology Group Inc.	18,190	286
	Symetra Financial Corp.	15,617	278
*	FBR & Co.	9,380	251
	Calamos Asset Management Inc. Class A	17,710	177
			299,606
Health Care (4.2%)
	Johnson & Johnson	311,112	26,970
	WellPoint Inc.	240,121	20,077
*	United Therapeutics Corp.	238,542	18,809
*	Waters Corp.	155,539	16,520
	AbbVie Inc.	261,569	11,700
	Pfizer Inc.	406,567	11,673
*	Seattle Genetics Inc.	250,900	10,997
*	Illumina Inc.	120,276	9,722
	Abbott Laboratories	285,957	9,491
*	QIAGEN NV	382,200	8,179
	Merck & Co. Inc.	168,039	8,000
^	PDL BioPharma Inc.	954,302	7,606
*,^	Myriad Genetics Inc.	254,433	5,979
*	Magellan Health Services Inc.	72,060	4,321
*	Intuitive Surgical Inc.	11,256	4,235
	Cigna Corp.	25,141	1,932
*	Molina Healthcare Inc.	52,028	1,852
	HealthSouth Corp.	51,278	1,768
	Kindred Healthcare Inc.	93,251	1,252
	Select Medical Holdings Corp.	134,449	1,085
*	Emergent Biosolutions Inc.	47,130	898
*	Repligen Corp.	76,837	852
*	Albany Molecular Research Inc.	58,300	752
*	Addus HomeCare Corp.	24,641	714
*	Triple-S Management Corp. Class B	28,538	525
*	Cambrex Corp.	32,835	433
*	Amedisys Inc.	24,215	417
*	Alliance HealthCare Services Inc.	11,516	319
*	Providence Service Corp.	10,189	292
*	AMN Healthcare Services Inc.	19,625	270
*	PharMerica Corp.	20,090	267

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
* Sciclone Pharmaceuticals Inc.	43,800	222
* Five Star Quality Care Inc.	40,229	208
		188,337
Industrials (5.4%)
3M Co.	249,886	29,839
Northrop Grumman Corp.	310,986	29,625
Boeing Co.	222,798	26,179
Alaska Air Group Inc.	320,082	20,044
Raytheon Co.	218,335	16,827
Lincoln Electric Holdings Inc.	235,609	15,696
Emerson Electric Co.	221,141	14,308
L-3 Communications Holdings Inc.	137,959	13,037
Towers Watson & Co. Class A	114,822	12,281
Exelis Inc.	754,085	11,847
Lockheed Martin Corp.	82,029	10,463
Alliant Techsystems Inc.	105,819	10,324
Deere & Co.	115,091	9,367
Expeditors International of Washington Inc.	91,897	4,049
CH Robinson Worldwide Inc.	65,542	3,904
AAR Corp.	101,032	2,761
* Hawaiian Holdings Inc.	238,232	1,772
* Republic Airways Holdings Inc.	106,831	1,271
SkyWest Inc.	82,745	1,201
Barnes Group Inc.	20,516	716
Kimball International Inc. Class B	48,535	538
* RPX Corp.	28,264	495
Argan Inc.	20,418	449
* Consolidated Graphics Inc.	7,804	438
Huntington Ingalls Industries Inc.	6,345	428
AGCO Corp.	7,049	426
* Saia Inc.	12,908	403
* Engility Holdings Inc.	11,922	378
* Ducommun Inc.	12,486	358
Standex International Corp.	5,537	329
Coleman Cable Inc.	13,566	286
Arkansas Best Corp.	11,015	283
* Kratos Defense & Security Solutions Inc.	31,991	265
Quad/Graphics Inc.	8,603	261
* ICF International Inc.	6,832	242
* Xerium Technologies Inc.	10,380	120
Barrett Business Services Inc.	1,338	90
		241,300
Information Technology (9.9%)
* eBay Inc.	680,414	37,960
Mastercard Inc. Class A	43,931	29,556
* Google Inc. Class A	29,052	25,447
Computer Sciences Corp.	454,615	23,522
Microsoft Corp.	607,773	20,245
Linear Technology Corp.	509,954	20,225
Analog Devices Inc.	391,000	18,396
FLIR Systems Inc.	584,508	18,353
Accenture plc Class A	235,685	17,356
Seagate Technology plc	377,013	16,490
Visa Inc. Class A	82,737	15,811
Xilinx Inc.	325,798	15,267
Dolby Laboratories Inc. Class A	431,348	14,886
Cisco Systems Inc.	536,406	12,563
Western Digital Corp.	192,866	12,228
* Facebook Inc. Class A	241,526	12,134
Paychex Inc.	276,270	11,228
QUALCOMM Inc.	165,321	11,136
Automatic Data Processing Inc.	147,425	10,671
Intel Corp.	429,800	9,851
Oracle Corp.	296,933	9,849

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

		Market
		Value
	Shares	($000)
Altera Corp.	255,128	9,481
* CACI International Inc. Class A	124,902	8,632
* Gartner Inc.	134,628	8,078
* Teradyne Inc.	447,635	7,395
* Teradata Corp.	128,570	7,128
AOL Inc.	205,165	7,095
* Sapient Corp.	270,682	4,214
Heartland Payment Systems Inc.	89,217	3,544
Activision Blizzard Inc.	191,849	3,198
* Unisys Corp.	80,796	2,035
* Kulicke & Soffa Industries Inc.	174,695	2,018
CSG Systems International Inc.	72,359	1,813
* Benchmark Electronics Inc.	78,684	1,801
Convergys Corp.	88,504	1,659
* Euronet Worldwide Inc.	40,109	1,596
United Online Inc.	178,309	1,423
* Cirrus Logic Inc.	58,125	1,318
* Magnachip Semiconductor Corp.	57,252	1,233
* Sanmina Corp.	51,029	892
InterDigital Inc.	23,100	862
* TiVo Inc.	50,755	631
* SYNNEX Corp.	9,379	576
* Ingram Micro Inc.	23,083	532
* Blucora Inc.	20,419	469
* Photronics Inc.	54,881	430
Booz Allen Hamilton Holding Corp.	19,381	374
ManTech International Corp. Class A	12,263	353
EarthLink Inc.	67,157	332
* Constant Contact Inc.	12,932	306
* comScore Inc.	10,460	303
* Harmonic Inc.	37,143	286
* Global Cash Access Holdings Inc.	35,163	275
Jabil Circuit Inc.	11,511	250
		443,706
Materials (2.8%)
Praxair Inc.	231,164	27,788
LyondellBasell Industries NV Class A	244,505	17,905
Bemis Co. Inc.	423,103	16,505
Sigma-Aldrich Corp.	186,990	15,950
Domtar Corp.	151,965	12,069
* Graphic Packaging Holding Co.	861,346	7,373
Rock Tenn Co. Class A	62,482	6,328
Packaging Corp. of America	94,832	5,414
Greif Inc. Class A	83,443	4,091
Sonoco Products Co.	82,218	3,202
Minerals Technologies Inc.	43,371	2,141
PH Glatfelter Co.	42,530	1,151
Myers Industries Inc.	56,409	1,134
Olin Corp.	47,640	1,099
* Resolute Forest Products Inc.	59,645	789
Neenah Paper Inc.	19,183	754
Schweitzer-Mauduit International Inc.	9,113	552
Avery Dennison Corp.	8,297	361
FutureFuel Corp.	19,296	347
* American Pacific Corp.	5,640	309
		125,262
Telecommunication Services (0.0%)
United States Cellular Corp.	7,775	354
* Vonage Holdings Corp.	104,523	328

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2013

					Market
					Value
				Shares	($000)
	IDT Corp. Class B			13,786	245
					927
					1,992,450
Total Common Stocks (Cost $3,624,139)					4,338,202

		Coupon
Temporary Cash Investments (5.5%)[1]
Money Market Fund (5.3%)
4,5	Vanguard Market Liquidity Fund	0.112%		237,974,890	237,975

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Federal Home Loan Bank Discount Notes	0.095%	10/4/13	1,000	1,000
6,7	Federal Home Loan Bank Discount Notes	0.090%	10/11/13	2,000	2,000
6,7	Federal Home Loan Bank Discount Notes	0.090%	2/21/14	2,500	2,498
7,8	Freddie Mac Discount Notes	0.085%	3/3/14	1,000	999
8	Freddie Mac Discount Notes	0.070%	3/31/14	1,000	999
					7,496
Total Temporary Cash Investments (Cost $245,473)					245,471
Total Investments (101.9%) (Cost $3,869,612)					4,583,673
Other Assets and Liabilities—Net (-1.9%)[5]					(85,131)
Net Assets (100%)					4,498,542

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $77,612,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 3.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of this security represented 0.0% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $86,669,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $5,298,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1290 112013

pwc

Report of Independent Registered Public Accounting Firm

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the "Fund") as of September 30, 2013 and for the year then ended and have issued our unqualified report thereon dated November 15, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of September 30, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

November 15, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 15, 2013
VANGUARD HORIZON FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.